UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Climate and Sustainable Economy ETF
BlackRock Future Financial and Technology ETF
BlackRock Future Health ETF
BlackRock Future Innovators ETF
BlackRock Future Tech ETF
BlackRock Future U.S. Themes ETF
BlackRock Large Cap Value ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2023

Date of reporting period: 07/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2023

2023 Annual Report

BlackRock ETF Trust

•	BlackRock Future Climate and Sustainable Economy ETF | BECO | NYSE Arca

•	BlackRock Future Financial and Technology ETF | BPAY | NYSE Arca

•	BlackRock Future Health ETF | BMED | NYSE Arca

•	BlackRock Future Innovators ETF | BFTR | NYSE Arca

•	BlackRock Future Tech ETF | BTEK | NYSE Arca

•	BlackRock Future U.S. Themes ETF | BTHM | NYSE Arca

•	BlackRock Large Cap Value ETF | BLCV | NASDAQ

•	BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca

•	BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca

•	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended July 31, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. While inflation was near multi-decade highs at the beginning of the period, it declined precipitously as commodity prices dropped. Labor shortages also moderated, although wages continued to grow and unemployment rates reached the lowest levels in decades. This robust labor market powered further growth in consumer spending, backstopping the economy.

Equity returns were solid, as the durability of consumer sentiment eased investors’ concerns about the economy’s trajectory. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced, including large- and small-capitalization U.S. stocks and equities from developed and emerging markets.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times during the 12-month period ended July 31, 2023. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, the first time it paused its tightening in the current cycle, before again raising rates in July 2023.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight position to developed market equities in the long term, we prefer an underweight stance in the near-term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions; however, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.52%	13.02%

U.S. small cap equities (Russell 2000® Index)	4.51	7.91

International equities (MSCI Europe, Australasia, Far East Index)	6.65	16.79

Emerging market equities (MSCI Emerging Markets Index)	3.26	8.35

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.34	3.96

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(2.08)	(7.56)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(1.02)	(3.37)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.20	0.93

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.92	4.42

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2023	BlackRock Future Climate and Sustainable Economy ETF

Investment Objective

The BlackRock Future Climate and Sustainable Economy ETF (the “Fund”) seeks to maximize total return by investing in companies that BlackRock Fund Advisors (“BFA”) believes are furthering the transition to a lower green house gas emissions economy.

On February 23, 2023, the Board approved a proposal to change the investment objective, investment strategy and investment process for BlackRock Future Climate and Sustainable Economy ETF. These changes became effective on May 2, 2023.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.31%	(5.55)%	8.31%	(10.77)%
Fund Market	8.15	(5.65)	8.15	(10.95)
MSCI ACWI Multiple Industries Select Index(a)	10.12	(0.10)	10.12	(0.20)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was August 3, 2021. The first day of secondary market trading was August 5, 2021.

(a)

The MSCI ACWI Multiple Industries Select Index is an index that includes large- and mid-cap securities across certain Developed Markets and Emerging Markets countries. The index represents the performance of component indexes which includes securities from selected Global Industry Classification Standard (GICS®) Sectors and Industries i.e. Chemicals, Industrials, Consumer Staples, Containers & Packaging, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment and Utilities.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,027.60	$ 3.52		$ 1,000.00	$ 1,021.30	$ 3.51		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Future Climate and Sustainable Economy ETF

Portfolio Management Commentary

The Fund underperformed its benchmark, the MSCI ACWI Multiple Industries Select Index. The Fund invests in companies furthering the transition to a lower carbon economy, allocating across five climate-oriented themes: sustainable food, resource efficiency, clean power, clean transportation, and climate resilience & biodiversity.

At the individual stock level, an out-of-benchmark position in agricultural equipment company Ag Growth International, Inc. was the top contributor to relative performance. The stock appreciated on rising demand for agricultural products and strong execution by the company’s management team. An overweight in First Solar, Inc. also contributed to performance. Shares of the solar panel manufacturer rose as government incentives and falling polysilicon costs boosted demand. The Fund’s lack of a position in Nvidia Corp. was the largest detractor from relative performance. The semiconductor designer’s stock jumped on strong demand for its graphics processing units that enable artificial intelligence. An overweight position in clean energy utility company EDP Renováveis SA also detracted, as concerns about a potential energy crisis in Europe increased the risk of possible windfall taxes.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Machinery	16.9%
Chemicals	13.2
Food Products	13.1
Semiconductors & Semiconductor Equipment	7.9
Containers & Packaging	6.6
Electrical Equipment	6.1
Commercial Services & Supplies	5.8
Electric Utilities	5.7
Electronic Equipment, Instruments & Components	5.1
Independent Power and Renewable Electricity Producers	4.5
Software	3.9
Professional Services	2.7
Construction & Engineering	2.1
Paper & Forest Products	1.9
Building Products	1.6
Metals & Mining	1.0
Capital Markets	1.0
Ground Transportation	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
EDP Renovaveis SA	4.0%
Deere & Co.	3.8
Xylem Inc./NY	3.4
Bunge Ltd.	3.2
Enel SpA	3.1
Kerry Group PLC, Class A	2.9
Ecolab Inc.	2.9
Cleanaway Waste Management Ltd.	2.7
Ag Growth International Inc.	2.5
SIG Group AG	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2023	BlackRock Future Financial and Technology ETF

Investment Objective

The BlackRock Future Financial and Technology ETF (the “Fund”) seeks to maximize total return.

Performance

	Cumulative Total Returns
	Since Inception

Fund NAV	(9.20	)%(a)
Fund Market	(9.02)
MSCI ACWI Index(b)	9.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was August 16, 2022. The first day of secondary market trading was August 18, 2022.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

(b)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 988.60	$ 3.45		$ 1,000.00	$ 1,021.30	$ 3.51		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund posted a negative absolute return in the time from its inception on August 16, 2022, through the close of the period on July 31, 2023. In particular, it was hurt by its investments in three regional banks that failed in March 2023: Signature Bank, SVB Capital, and Silvergate Capital. All three have been sold from the Fund.

Network International Holdings PLC, which received multiple takeover bids, was a top contributor. The Fund sold the position in May, as the stock approached the takeover price. Kaspi.kz JSC, a Kazakhstan-based fintech company, also contributed to returns on the strength of robust earnings growth.

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Fund Summary as of July 31, 2023 (continued)	BlackRock Future Financial and Technology ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Financial Services	52.2%
Consumer Finance	15.2
Banks	14.4
Software	10.0
Capital Markets	8.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Black Knight Inc.	5.9%
Kaspi.KZ JSC	5.2
Global Payments Inc.	4.9
Pagseguro Digital Ltd., Class A	4.9
Fidelity National Information Services Inc.	4.8
Nuvei Corp.	4.6
WEX Inc.	4.6
Fiserv Inc.	4.4
XP Inc., Class A	3.8
Repay Holdings Corp.	3.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2023	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	6.56%	(0.56)%	6.56%	(1.59)%
Fund Market	6.33	(0.61)	6.33	(1.71)
MSCI ACWI Index(a)	12.91	10.18	12.91	31.65
MSCI ACWI SMID Growth Health Care Index (b)	0.47	(3.53)	0.47	(9.70)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.
(b)	MSCI ACWI SMID Growth Health Care Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed markets and emerging markets countries.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,031.20	$ 4.28		$ 1,000.00	$ 1,020.60	$ 4.26		0.85%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Future Health ETF

Portfolio Management Commentary

Small- to mid-sized healthcare stocks posted positive returns in the annual period, but they were unable to keep pace with broad-based measures of market performance, including the Fund’s benchmark, the MSCI ACWI Index.

At the industry level, the strongest performance came from the Fund’s positions in the biotechnology and healthcare equipment & supplies categories. Life sciences tools & services was the weakest performing area and the only segment of the Fund to finish the period with a negative total return.

On an individual security basis, an out-of-benchmark position in Penumbra, Inc. was the largest contributor to relative performance. The company continued to display strong fundamentals, and it benefitted from rumors of a potential acquisition. An out-of-benchmark holding in Reata Pharmaceuticals, Inc. was another top contributor. In March 2023, the company received FDA approval for its treatment of a rare hereditary neurological disorder. The company was acquired by Biogen in July 2023 as a result, boosting its shares.

An overweight position in Novocure was a key detractor. The U.S.-based oncology treatment provider reported weaker-than-expected clinical trial data for its electric-field based lung cancer treatment in June 2023, leading to a decline in its stock price.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Biotechnology	38.2%
Health Care Equipment & Supplies	36.5
Life Sciences Tools & Services	13.3
Pharmaceuticals	7.2
Health Care Providers & Services	4.5
Other (each representing less than 1%)	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Intuitive Surgical Inc.	3.3%
Alcon Inc.	3.2
Vertex Pharmaceuticals Inc.	3.0
Boston Scientific Corp.	2.9
AmerisourceBergen Corp.	2.7
Align Technology Inc.	2.6
Argenx SE	2.6
Dexcom Inc.	2.5
West Pharmaceutical Services Inc.	2.5
Stryker Corp.	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2023	BlackRock Future Innovators ETF

Investment Objective

The BlackRock Future Innovators ETF (the “Fund”) seeks long-term capital appreciation.

On May 23, 2023, the Board approved the liquidation of BlackRock Future Innovators ETF. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are expected to be sent to shareholders on or about November 2, 2023.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.61%	(5.48)%	7.61%	(14.78)%
Fund Market	7.29	(5.59)	7.29	(15.07)
Russell 2500™ Growth Index(a)	9.99	4.93	9.99	14.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)

The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,092.90	$ 4.15		$ 1,000.00	$ 1,020.80	$ 4.01		0.80%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of July 31, 2023 (continued)	BlackRock Future Innovators ETF

Portfolio Management Commentary

U.S. equities performed very well in the 12-month reporting period, as investors were cheered by the combination of positive economic growth and hopes that the U.S. Federal Reserve’s long series of interest rate increases would come to an end in 2023. Growth stocks outpaced the broader market, which was a tailwind for the Fund given its emphasis on small- to mid-sized, innovative companies. Its holdings in the industrials and information technology sectors performed particularly well in this environment. On the other hand, its positions in healthcare and communication services lagged.

Axon Enterprises, Inc. was a top contributor to performance. The stock was boosted by the growing adoption of Axon VR, an immersive de-escalation training system that helps make both communities and police officers safer. The company saw $20 million in bookings in its first year, with 1,100 public safety agencies signed up so far. Saia, Inc., a major player in the less-than-truckload industry, also contributed despite the softening in the economy. Saia has executed well, leading to robust earnings.

Match Group, Inc. and Azenta, Inc. were the largest detractors at the individual stock level. Match Group, an operator of dating applications and websites, posted lower-than-expected earnings due in part to foreign exchange headwinds and weakness in the Asia Pacific region. Azenta underperformed as a corporate restructuring and business rebranding weighed on operating results and contributed to disappointing forward guidance by management. The company was also negatively impacted from a roll-off in COVID-related sales, challenges tied to a weaker macro environment, reduced customer funding caused by higher interest rates, inventory destocking, and a delayed economic reopening in China.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	17.9%
Semiconductors & Semiconductor Equipment	12.8
Life Sciences Tools & Services	9.7
Hotels, Restaurants & Leisure	7.6
Capital Markets	6.5
Aerospace & Defense	5.8
IT Services	5.0
Machinery	3.7
Health Care Equipment & Supplies	3.6
Ground Transportation	3.6
Diversified Consumer Services	3.4
Health Care Technology	2.4
Interactive Media & Services	2.3
Construction & Engineering	2.3
Automobile Components	2.0
Air Freight & Logistics	2.0
Building Products	2.0
Professional Services	2.0
Biotechnology	1.4
Health Care Providers & Services	1.3
Other (each representing less than 1%)	2.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Saia Inc.	3.6%
Axon Enterprise Inc.	3.2
Entegris Inc.	3.0
Tradeweb Markets Inc., Class A	3.0
Monolithic Power Systems Inc.	2.8
Duolingo Inc, Class A	2.8
Lattice Semiconductor Corp.	2.8
HubSpot Inc.	2.7
Confluent Inc., Class A	2.6
HEICO Corp.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2023	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.35%	(3.61)%	8.35%	(9.90)%
Fund Market	8.28	(3.61)	8.28	(9.90)
MSCI ACWI Index(a)	12.91	10.18	12.91	31.65
MSCI ACWI SMID Growth Information Technology Index(b)	17.83	9.04	17.83	27.82

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.
(b)	MSCI ACWI SMID Growth Information Technology Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,163.30	$ 4.72		$ 1,000.00	$ 1,020.40	$ 4.41		0.88%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Future Tech ETF

Portfolio Management Commentary

The Fund produced a positive absolute return in the annual period, reflecting strength in technology stocks. The strongest returns came from the Fund’s positions in the semiconductor & semiconductor equipment industry, followed by technology hardware & equipment, and IT services.

Among individual holdings, an overweight position in semiconductor designer NVIDIA, Inc. was the largest contributor to relative performance. The stock jumped on strong demand for the company’s graphics processing units (GPUs) that enable artificial intelligence (AI). An overweight position in Be Semiconductor Industries NV also contributed to relative performance. The semiconductor equipment manufacturer’s share price increased on rising demand for the tools required to produce leading-edge chips.

An overweight in the analog chip designer and manufacturer Wolfspeed, Inc. was the largest detractor. The stock fell on investor concerns about the company’s aggressive plan to ramp up production. An out-of-benchmark position in legal software provider CS Disco, Inc. also detracted from relative performance as customer usage for the company’s key product dropped sharply.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	36.2%
Software	18.3
Electronic Equipment, Instruments & Components	9.6
Technology Hardware, Storage & Peripherals	4.9
Entertainment	4.7
Financial Services	4.0
Automobiles	2.9
Hotels, Restaurants & Leisure	2.8
IT Services	2.6
Media	2.3
Professional Services	2.2
Interactive Media & Services	2.1
Broadline Retail	2.1
Communications Equipment	1.3
Consumer Finance	1.1
Other (each representing less than 1%)	2.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nvidia Corp.	5.7%
Synopsys Inc.	4.2
ASM International NV	3.0
Tesla Inc.	2.9
Lattice Semiconductor Corp.	2.6
Jabil Inc.	2.4
ON Semiconductor Corp.	2.4
Informa PLC	2.3
Monolithic Power Systems Inc.	2.2
MongoDB Inc.	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2023	BlackRock Future U.S. Themes ETF

Investment Objective

The BlackRock Future U.S. Themes ETF (the “Fund”) seeks long-term capital appreciation.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	14.56%	0.50%	14.56%	0.82%
Fund Market	14.44	0.43	14.44	0.70
S&P 500® Index(a)	13.02	1.02	13.02	1.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was December 14, 2021. The first day of secondary market trading was December 16, 2021.

(a)	The S&P 500® Index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,115.90	$ 3.15		$ 1,000.00	$ 1,021.80	$ 3.01		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Future U.S. Themes ETF

Portfolio Management Commentary

U.S. equities delivered robust returns in the annual period, reflecting the backdrop of better-than-expected economic growth and hopes that the U.S. Federal Reserve would soon complete its long series of interest rate increases. The Fund posted a strong total return and outpaced the S&P 500 Index, led by the strength of its holdings in the information technology and industrials sectors.

Among individual holdings, Broadcom, Inc. and Palo Alto Networks, Inc. were the two largest contributors to performance. After challenges for technology firms in 2022, the ascendance of generative artificial intelligence (AI) in 2023 was perceived by investors as a watershed moment and quickly became a significant driver of market returns. Broadcom, as a developer of the chips and software used in AI development, benefited from this trend. Palo Alto Networks, a cybersecurity firm deploying advanced firewall solutions, also benefitted from tailwinds for technology- and AI-related stocks, as well as geopolitical tensions that could lead to higher cybersecurity demand.

An underweight position in Alphabet Inc., the parent company of Google and one of the leading technology firms by revenue and market capitalization, was the largest detractor from relative performance. Positions in Qualcomm, Inc. and Accenture PLC were also notable detractors in the annual period.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	15.7%
Financial Services	11.4
Technology Hardware, Storage & Peripherals	7.7
Specialty Retail	6.0
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	4.7
Hotels, Restaurants & Leisure	4.4
Professional Services	4.2
Electronic Equipment, Instruments & Components	3.7
Consumer Staples Distribution & Retail	3.4
Building Products	2.8
Trading Companies & Distributors	2.7
Machinery	2.5
Commercial Services & Supplies	2.4
Health Care Providers & Services	2.4
Textiles, Apparel & Luxury Goods	1.7
Ground Transportation	1.7
Construction & Engineering	1.7
Household Durables	1.5
Construction Materials	1.4
Metals & Mining	1.3
Distributors	1.2
Interactive Media & Services	1.2
Food Products	1.2
Electrical Equipment	1.2
Broadline Retail	1.0
Insurance	1.0
Other (each representing less than 1%)	4.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	7.0%
Microsoft Corp.	3.7
Berkshire Hathaway Inc., Class B	3.7
McDonald’s Corp.	3.3
Mastercard Inc., Class A	3.0
Broadcom Inc.	2.8
Visa Inc., Class A	2.5
Check Point Software Technologies Ltd.	2.3
TJX Companies Inc. (The)	2.1
Adobe Inc.	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2023	BlackRock Large Cap Value ETF

Investment Objective

The BlackRock Large Cap Value ETF (the “Fund”) seeks to maximize total return.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	8.70%
Fund Market	8.56
Russell 1000 Value Index(a)	8.24

For the fiscal period ended July 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was May 19, 2023. The first day of secondary market trading was May 23, 2023.

(a)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (05/19/23	)(a)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,000.00	$ 1.10		$ 1,000.00	$ 1,022.10	$ 2.76		0.55%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 73/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock Large Cap Value ETF

Portfolio Information

SECTOR ALLOCATION

Industry	Percent of Total Investments	(a)
Health Care Providers & Services	12.3%
Banks	10.0
Professional Services	7.0
Oil, Gas & Consumable Fuels	6.8
Insurance	4.7
Capital Markets	4.7
Health Care Equipment & Supplies	4.4
Communications Equipment	4.3
Electric Utilities	4.3
Media	4.0
Financial Services	3.9
Consumer Staples Distribution & Retail	3.8
Containers & Packaging	3.1
Textiles, Apparel & Luxury Goods	3.1
Interactive Media & Services	2.6
Software	2.4
IT Services	2.0
Pharmaceuticals	1.8
Machinery	1.7
Beverages	1.7
Automobiles	1.7
Automobile Components	1.5
Food Products	1.5
Aerospace & Defense	1.4
Chemicals	1.3
Broadline Retail	1.1
Technology Hardware, Storage & Peripherals	1.0
Specialty Retail	1.0
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Cisco Systems Inc.	3.9%
Wells Fargo & Co.	3.9
Cardinal Health Inc.	3.5
Leidos Holdings Inc.	3.4
Ralph Lauren Corp.	3.1
Citigroup Inc.	2.9
Comcast Corp., Class A	2.9
Enterprise Products Partners LP	2.7
Cigna Group (The)	2.7
Laboratory Corp. of America Holdings	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.16%	5.63%	12.16%	13.56%
Fund Market	12.22	5.65	12.22	13.61
Russell 1000® Index(a)	12.95	5.65	12.95	13.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,127.60	$ 0.74		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock U.S. Carbon Transition Readiness ETF

Portfolio Management Commentary

U.S. equities delivered robust returns in the annual period, as the combination of falling inflation and resilient economic growth raised hopes for a “soft landing.” Sustainable strategies generally underperformed in 2022, but they rebounded in the first seven months of 2023. The Fund’s exclusionary positions in fossil fuel sectors, which trailed due to the moderation in oil prices, benefited relative performance.

The Fund’s transition-readiness, model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights, subject to risk and other constraints, relative to the Russell 1000 Index.

The Energy Production pillar added to performance in the annual period, while the Clean Technology Pillar detracted. Given the Fund’s tight risk constraints, Fund performance was primarily driven by individual stock selection. The Fund delivered the best results in the materials sector, while its positioning in financials detracted. Booking Holdings, Inc. and Netflix Inc. were among the top contributors at the individual company level, while Estee Lauder Inc. and Accenture Plc were among the largest detractors.

By design, the Fund remained largely sector neutral. With that said, it was slightly overweight in healthcare and modestly underweight in consumer staples, all within the risk bands employed by the portfolio management process.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	27.1%
Health Care	13.4
Financials	13.1
Consumer Discretionary	10.8
Industrials	9.6
Communication Services	8.0
Consumer Staples	6.0
Energy	4.0
Real Estate	2.9
Materials	2.8
Utilities	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	7.0%
Microsoft Corp.	6.2
Amazon.com Inc.	2.8
Nvidia Corp.	2.7
Alphabet Inc., Class A	2.1
Alphabet Inc., Class C	1.8
Tesla Inc.	1.8
Meta Platforms Inc, Class A	1.8
Johnson & Johnson	1.7
Berkshire Hathaway Inc., Class B	1.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2023	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	20.47%	12.42%	20.47%	66.78%
Fund Market	20.41	12.39	20.41	66.58
MSCI USA Index(a)	13.14	13.71	13.14	75.16

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 19, 2019. The first day of secondary market trading was March 21, 2019.

(a)

The MSCI USA Index is designed to measure the performance of the large- and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,187.70	$ 1.08		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Management Commentary

U.S. equities delivered robust returns in the annual period, reflecting the backdrop of better-than-expected economic growth and hopes that the U.S. Federal Reserve would soon complete its long series of interest rate increases.

The Fund’s actively managed factor rotation strategy seeks diversified exposure to five style factors: value, low size, momentum, quality, and minimum volatility. The Fund strives to outperform the broader market through the efficacy of these factors, as well as by actively emphasizing exposure to the factors that the investment adviser believes will perform best based on forward-looking insights.

The quality factor outperformed the MSCI USA Index, while value, momentum, low size, and minimum volatility lagged. An equal-weighted portfolio of five factor indexes would have underperformed the MSCI USA Index. In this environment, the Fund’s tilt toward the quality factor was the primary reason for its strong 12-month results. The investment adviser believed the defensive characteristics and relative stability of the quality factor represented positive attributes at a time of market turbulence.

At the sector level, the Fund benefited from its overweight in information technology and underweight in healthcare. On the other hand, an overweight in energy and underweight in industrials detracted. NVIDIA Corp. and Microsoft Corp. were the top individual contributors, while Intel Corp. and United Health Group, Inc. were notable detractors.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	33.3%
Consumer Discretionary	17.2
Financials	14.5
Energy	11.2
Communication Services	8.1
Industrials	4.9
Real Estate	3.3
Health Care	3.0
Materials	3.0
Consumer Staples	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	9.4%
Apple Inc.	9.2
Visa Inc., Class A	4.6
Amazon.com Inc.	4.4
Nvidia Corp.	3.9
Home Depot Inc. (The)	3.8
Chevron Corp.	3.8
Exxon Mobil Corp.	3.7
Alphabet Inc., Class A	3.5
Mastercard Inc., Class A	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	21

Fund Summary as of July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	12.50%	0.51%	12.50%	1.19%
Fund Market	12.71	0.58	12.71	1.35
MSCI World ex USA Index(a)	15.47	2.04	15.47	4.78

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/23)	Ending Account Value (07/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,053.60	$ 1.02		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2023 (continued)	BlackRock World ex U.S. Carbon Transition Readiness ETF

Portfolio Management Commentary

Global equities delivered robust returns in the annual period, as the combination of falling inflation and resilient economic growth raised hopes for a “soft landing.” Sustainable strategies generally underperformed in 2022, but they rebounded in the first seven months of 2023. The Fund’s exclusionary positions in fossil fuel sectors, which trailed due to the moderation in oil prices, benefited relative performance.

The Fund’s transition-readiness, model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management). These evaluations are used to determine active portfolio weights, subject to risk and other constraints, relative to the MSCI World ex USA Index.

The Energy Production pillar added to performance in the annual period, while the Clean Technology and Water Management pillars detracted. Given the Fund’s tight risk constraints, Fund performance was primarily driven by individual stock selection. The Fund delivered the best results in the information technology sector, while its positioning in communication services detracted. Advantest Corp and Abb Ltd were among the top contributors at the individual company level, while Tele2 AB and Enbridge, Inc. were among the largest detractors.

By design, the Fund remained largely sector neutral. With that said, it was slightly overweight in information technology and modestly underweight in financials, all within the risk bands employed by the portfolio management process. The Fund also keeps its geographic allocations close to that of the index.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	20.5%
Industrials	15.4
Consumer Discretionary	11.9
Health Care	11.9
Consumer Staples	9.4
Information Technology	8.6
Materials	7.7
Energy	5.7
Communication Services	3.6
Utilities	3.4
Real Estate	1.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	19.7%
United Kingdom	13.2
France	11.1
Canada	10.9
Switzerland	10.5
Germany	6.5
Australia	6.3
Netherlands	3.7
Denmark	3.1
Spain	2.8

(a)	Excludes money market funds.

F U N D S U M M A R Y	23

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 1.5%
Kingspan Group PLC	845	$67,823

Capital Markets — 0.9%
Agronomics Ltd.(a)	315,629	41,114

Chemicals — 12.6%
Albemarle Corp.	99	21,016
DSM-Firmenich AG	625	69,062
Ecolab Inc.	662	121,238
FMC Corp.	777	74,771
LG Chem Ltd.	81	41,205
Nutrien Ltd.	1,017	70,061
Robertet SA	85	77,570
Symrise AG, Class A	759	82,907

		557,830

Commercial Services & Supplies — 5.6%
Cleanaway Waste Management Ltd.	61,904	114,899
Republic Services Inc., Class A	560	84,621
Waste Management Inc.	280	45,861

		245,381

Construction & Engineering — 2.0%
AECOM	498	43,326
Quanta Services Inc.(b)	221	44,558

		87,884

Containers & Packaging — 6.3%
Avery Dennison Corp.	255	46,923
Crown Holdings Inc.	879	81,536
SIG Group AG	3,386	90,520
Smurfit Kappa Group PLC	1,490	58,961

		277,940

Electric Utilities — 5.5%
Enel SpA	18,738	129,202
NextEra Energy Inc.	548	40,169
Orsted AS(c)	839	73,009

		242,380

Electrical Equipment — 5.8%
Canadian Solar Inc.(a)	2,039	73,730
Contemporary Amperex Technology Co. Ltd., Class A	1,400	46,672
Schneider Electric SE	366	65,284
Vestas Wind Systems A/S(a)	2,708	72,430

		258,116

Electronic Equipment, Instruments & Components — 4.9%
Keyence Corp.	200	89,748
Rogers Corp.(a)	258	43,501
Samsung SDI Co. Ltd.	163	85,087

		218,336

Food Products — 12.5%
Archer-Daniels-Midland Co.	766	65,079
Bunge Ltd.	1,232	133,881
Darling Ingredients Inc.(a)	1,186	82,131
Kerry Group PLC, Class A	1,243	123,493
Maple Leaf Foods Inc.	2,345	48,940
Salmar ASA	1,593	73,594
SunOpta Inc.(a)	3,850	25,526

		552,644

Independent Power and Renewable Electricity Producers — 4.3%
EDP Renovaveis SA	8,866	169,349

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Orron Energy AB(a)	19,020	$21,987

		191,336

Machinery — 16.2%
Ag Growth International Inc.	2,564	105,951
AGCO Corp.	547	72,807
Deere & Co.	374	160,670
Ingersoll Rand Inc.	1,009	65,858
John Bean Technologies Corp.	518	64,030
Kurita Water Industries Ltd.	1,000	40,215
Marel HF(c)	5,648	18,630
Spirax-Sarco Engineering PLC	314	44,845
Xylem Inc./NY	1,277	143,982

		716,988

Metals & Mining — 0.9%
Sims Ltd.	4,074	41,558

Paper & Forest Products — 1.8%
UPM-Kymmene OYJ	2,380	78,796

Professional Services — 2.6%
Bureau Veritas SA	2,976	81,732
SGS SA	341	33,110

		114,842

Ground Transportation — 0.9%
Union Pacific Corp.	163	37,819

Semiconductors & Semiconductor Equipment — 7.6%
Analog Devices Inc.	396	79,014
First Solar Inc.(a)	423	87,730
Infineon Technologies AG	1,913	84,049
STMicroelectronics NV	1,563	83,599

		334,392

Software — 3.8%
Ansys Inc.(a)	253	86,551
Dassault Systemes SE	1,859	79,451

		166,002

Total Common Stocks — 95.7% (Cost: $4,111,453)		4,231,181

Warrants

Capital Markets — 0.0%
Agronomics Ltd., (Issued 06/01/21, Exercisable at calendar quarter end, 1 Share for 1 Warrant, Expires 12/08/23, Strike Price GBP 0.30)(a)	329,052	4

Total Warrants — 0.0% (Cost: $—)		4

Total Long-Term Investments — 95.7% (Cost: $4,111,453)		4,231,185

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	44,587	44,600

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2023	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	190,000	$190,000

Total Short-Term Securities — 5.3% (Cost: $234,595)		234,600

Total Investments — 101.0% (Cost: $4,346,048)		4,465,785

Liabilities in Excess of Other Assets — (1.0)%		(42,646)

Net Assets — 100.0%		$4,423,139

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$127,650	$—	$(83,135	)(a)	$80	$5	$44,600	44,587	$396	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	—	(120,000	)(a)	—	—	190,000	190,000	9,935		—

					$80	$5	$234,600		$10,331		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,507,933	$1,723,248	$—	$4,231,181
Warrants	—	4	—	4
Short-Term Securities
Money Market Funds	234,600	—	—	234,600

	$2,742,533	$1,723,252	$—	$4,465,785

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Future Financial and Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 13.8%
Coastal Financial Corp./WA(a)	2,158	$97,477
FinecoBank Banca Fineco SpA	4,819	74,826
Inter & Co. Inc., NVS(a)	33,074	130,792
Inter & Co. Inc., Class A, NVS(a)	16,104	63,611
JPMorgan Chase & Co.	287	45,334
Live Oak Bancshares Inc.	3,309	125,312
Rakuten Bank Ltd., NVS(a)	5,800	83,710

		621,062

Capital Markets — 7.8%
Assetmark Financial Holdings Inc.(a)	2,507	74,959
KIWOOM Securities Co. Ltd.	1,458	111,167
XP Inc., Class A(a)	6,119	165,274

		351,400

Consumer Finance — 14.5%
American Express Co.	518	87,480
Capital One Financial Corp.	762	89,169
Discover Financial Services	599	63,225
Kaspi.KZ JSC(b)	2,439	223,569
Oportun Financial Corp.(a)	9,162	56,346
Synchrony Financial	3,939	136,053

		655,842

Financial Services — 49.7%
Adyen NV(a)(c)	26	48,256
Block Inc.(a)	529	42,600
Cab Payments Holdings PLC(a)	37,634	138,614
Fidelity National Information Services Inc.	3,415	206,198
Fiserv Inc.(a)	1,485	187,422
Global Payments Inc.	1,916	211,239
Illimity Bank SpA	11,632	79,549
Mastercard Inc., Class A	107	42,188
Nexi SpA(a)(c)	13,460	116,564
Nuvei Corp.(a)(c)	5,864	199,980
Pagseguro Digital Ltd., Class A(a)	18,377	208,763
Payoneer Global Inc.(a)	22,080	117,466
PayPal Holdings Inc.(a)(d)	1,861	141,101
Repay Holdings Corp.(a)(d)	17,447	145,682
Shift4 Payments Inc., Class A(a)(d)	551	38,013

Security	Shares	Value

Financial Services (continued)
Visa Inc., Class A	171	$40,652
WEX Inc.(a)	1,050	198,818
Worldline SA/France(a)(c)	2,127	84,313

		2,247,418

Software — 9.5%
Black Knight Inc.(a)	3,633	255,472
NCR Corp.(a)	4,138	111,229
Temenos AG, Registered	739	63,556

		430,257

Total Long-Term Investments — 95.3% (Cost: $4,005,616)		4,305,979

Short-Term Securities

Money Market Funds — 9.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	244,093	244,167
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	200,000	200,000

Total Short-Term Securities — 9.8% (Cost: $444,147)		444,167

Total Investments — 105.1% (Cost: $4,449,763)		4,750,146

Liabilities in Excess of Other Assets — (5.1)%		(231,682)

Net Assets — 100.0%		$4,518,464

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/16/22(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$244,170	(b)	$—	$(23)	$20	$244,167	244,093	$10,601	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	200,000	(b)	—	—	—	200,000	200,000	9,585		—

					$(23)	$20	$444,167		$20,186		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2023	BlackRock Future Financial and Technology ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,420,469	$885,510	$—	$4,305,979
Short-Term Securities
Money Market Funds	444,167	—	—	444,167

	$3,864,636	$885,510	$—	$4,750,146

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 36.4%
4D Molecular Therapeutics Inc.(a)	265	$4,849
Abcam PLC, SP ADR(a)	3,650	85,556
ACADIA Pharmaceuticals Inc.(a)	250	7,310
Alkermes PLC(a)	2,934	85,907
Allakos Inc.(a)(b)	370	1,991
Alnylam Pharmaceuticals Inc.(a)	446	87,148
Apellis Pharmaceuticals Inc.(a)	150	3,862
Apogee Therapeutics Inc., NVS	784	16,778
Arcus Biosciences Inc.(a)	480	9,552
Arcutis Biotherapeutics Inc.(a)	900	9,819
Argenx SE, ADR(a)	286	144,281
Arrowhead Pharmaceuticals Inc.(a)	230	7,940
Aura Biosciences Inc.(a)	465	5,533
Bavarian Nordic A/S(a)	210	4,506
BeiGene Ltd., ADR(a)	245	52,484
Biogen Inc.(a)(b)	235	63,495
Biohaven Ltd., NVS(a)	225	4,473
BioMarin Pharmaceutical Inc.(a)	805	70,784
Biomea Fusion Inc.(a)(b)	421	9,367
Black Diamond Therapeutics Inc.(a)	2,425	9,045
Blueprint Medicines Corp.(a)	907	59,862
Bridgebio Pharma Inc.(a)	180	6,302
Cerevel Therapeutics Holdings Inc.(a)	732	22,392
CRISPR Therapeutics AG(a)(b)	135	7,739
CureVac NV(a)	700	6,496
Decibel Therapeutics Inc.(a)	353	1,059
Design Therapeutics Inc.(a)	183	1,490
Exact Sciences Corp.(a)	644	62,816
Exelixis Inc.(a)	1,434	28,264
Frequency Therapeutics Inc.(a)	630	322
Galapagos NV, ADR(a)(b)	442	18,719
Galecto Inc.(a)	610	1,879
Genmab A/S(a)	84	34,625
Genmab A/S, ADR(a)(b)	272	11,250
Gilead Sciences Inc.	1,298	98,830
Halozyme Therapeutics Inc.(a)	615	26,420
Horizon Therapeutics PLC(a)	200	20,054
Immunocore Holdings PLC(a)(b)	930	61,361
ImmunoGen Inc.(a)	973	17,339
Incyte Corp.(a)	829	52,824
Ionis Pharmaceuticals Inc.(a)	1,391	57,629
Iovance Biotherapeutics Inc.(a)	460	3,340
Karuna Therapeutics Inc.(a)	129	25,770
Keros Therapeutics Inc.(a)	343	14,365
Kinnate Biopharma Inc.(a)	553	1,642
Legend Biotech Corp., ADR(a)	1,177	88,887
MacroGenics Inc.(a)(b)	520	2,480
Merus NV(a)	995	26,109
Mirati Therapeutics Inc.(a)	500	15,135
Monte Rosa Therapeutics Inc.(a)	344	2,432
MoonLake Immunotherapeutics, NVS(a)(b)	879	53,452
Morphic Holding Inc.(a)	430	24,394
MorphoSys AG(a)	145	4,245
Neurocrine Biosciences Inc.(a)	542	55,224
Nuvalent Inc., Class A(a)(b)	693	34,546
PMV Pharmaceuticals Inc.(a)	723	4,728
Prime Medicine Inc., NVS(a)	1,056	15,914
Protagonist Therapeutics Inc.(a)(b)	1,170	22,698

Security	Shares	Value

Biotechnology (continued)
Prothena Corp. PLC(a)	210	$14,463
PTC Therapeutics Inc.(a)	640	25,818
Recursion Pharmaceuticals Inc., Class A(a)	405	5,719
Relay Therapeutics Inc.(a)	95	1,197
REVOLUTION Medicines Inc.(a)	931	24,439
Rhythm Pharmaceuticals Inc.(a)(b)	1,725	30,774
Rocket Pharmaceuticals Inc.(a)	684	12,346
Sarepta Therapeutics Inc.(a)	311	33,709
Seagen Inc.(a)	304	58,301
Tenaya Therapeutics Inc.(a)	354	1,713
TScan Therapeutics Inc.(a)	3,403	7,623
Twist Bioscience Corp.(a)(b)	377	9,176
Ultragenyx Pharmaceutical Inc.(a)	222	9,573
United Therapeutics Corp.(a)	161	39,078
Vaxcyte Inc.(a)(b)	412	19,801
Vertex Pharmaceuticals Inc.(a)	481	169,475
Viking Therapeutics Inc.(a)(b)	650	9,425
Viridian Therapeutics Inc.(a)	231	4,334
Voyager Therapeutics Inc.(a)	465	4,334

		2,159,011

Electronic Equipment, Instruments & Components — 0.1%
908 Devices Inc.(a)	648	4,510

Health Care Equipment & Supplies — 34.7%
Abiomed Inc., CVR(c)	246	686
Alcon Inc.	2,110	179,181
Align Technology Inc.(a)	392	148,133
Bausch + Lomb Corp.(a)	1,238	24,599
Baxter International Inc.	1,015	45,908
Becton Dickinson and Co.	225	62,690
Boston Scientific Corp.(a)	3,138	162,705
CONMED Corp.	270	32,684
ConvaTec Group PLC(d)	11,764	31,517
Cooper Companies Inc. (The)	312	122,073
Dexcom Inc.(a)	1,131	140,877
GE Healthcare Inc., NVS(a)	545	42,510
Glaukos Corp.(a)	298	22,988
Hologic Inc.(a)	548	43,522
Inspire Medical Systems Inc.(a)	135	38,854
Insulet Corp.(a)	257	71,125
Intuitive Surgical Inc.(a)	568	184,259
iRhythm Technologies Inc.(a)	120	12,607
Masimo Corp.(a)	675	82,553
Novocure Ltd.(a)(b)	577	18,833
Nyxoah SA(a)(b)	1,368	11,218
Omnicell Inc.(a)	454	28,670
Penumbra Inc.(a)	306	92,828
Pulmonx Corp.(a)	879	12,306
ResMed Inc.	194	43,136
Shockwave Medical Inc.(a)	139	36,223
SI-BONE Inc.(a)	448	11,540
STAAR Surgical Co.(a)(b)	188	10,297
STERIS PLC	465	104,881
Straumann Holding AG	300	49,642
Stryker Corp.	455	128,952
Tandem Diabetes Care Inc.(a)(b)	468	16,343
Zimmer Biomet Holdings Inc.	340	46,971

		2,061,311

Health Care Providers & Services — 4.3%
AmerisourceBergen Corp.	804	150,268

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2023	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.	310	$20,469
Guardant Health Inc.(a)	561	21,890
McKesson Corp.	110	44,264
R1 RCM Inc.(a)	894	15,448

		252,339

Health Care Technology — 0.0%
Sophia Genetics SA(a)(b)	619	2,352

Life Sciences Tools & Services — 12.0%
10X Genomics Inc., Class A(a)	537	33,820
Avantor Inc.(a)	1,805	37,129
Bio-Rad Laboratories Inc., Class A(a)	55	22,295
Bio-Techne Corp.	747	62,300
Bruker Corp.	523	35,941
Gerresheimer AG	660	78,173
IQVIA Holdings Inc.(a)(b)	380	85,029
Mettler-Toledo International Inc.(a)	33	41,496
Pacific Biosciences of California Inc.(a)	1,170	15,456
QIAGEN NV(a)	1,720	80,530
Repligen Corp.(a)(b)	200	34,312
Waters Corp.(a)(b)	166	45,851
West Pharmaceutical Services Inc.	377	138,751

		711,083

Personal Care Products — 0.2%
Haleon PLC, ADR, NVS(b)	1,213	10,687

Pharmaceuticals — 6.8%
Arvinas Inc.(a)	641	15,846
Catalent Inc.(a)	928	45,027
Elanco Animal Health Inc.(a)	2,525	30,477
Merck & Co. Inc.	402	42,873
Novo Nordisk A/S, Class B	175	28,219
Pliant Therapeutics Inc.(a)(b)	367	6,547
Reata Pharmaceuticals Inc., Class A(a)	578	95,705
Roche Holding AG, NVS	115	35,656
Structure Therapeutics Inc.(a)(b)	447	16,463
UCB SA	969	85,802
Ventyx Biosciences Inc.(a)	80	2,964

		405,579

Total Common Stocks — 94.5% (Cost: $5,261,951)		5,606,872

Security	Shares	Value

Preferred Stocks

Life Sciences Tools & Services — 0.6%
Sartorius AG, Preference Shares, NVS	95	$39,195

Total Preferred Stocks — 0.6% (Cost: $43,183)		39,195

Total Long-Term Investments — 95.1% (Cost: $5,305,134)		5,646,067

Short-Term Securities

Money Market Funds — 13.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	519,317	519,473
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	260,000	260,000

Total Short-Term Securities — 13.2% (Cost: $779,371)		779,473

Total Investments — 108.3% (Cost: $6,084,505)		6,425,540

Liabilities in Excess of Other Assets — (8.3)%		(490,260)

Net Assets — 100.0%		$5,935,280

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Future Health ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$133,820	$385,474	(a)	$—	$103	$76	$519,473	519,317	$4,419	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	180,000	80,000	(a)	—	—	—	260,000	260,000	8,085		—

					$103	$76	$779,473		$12,504		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	36,000	USD	39,941	BNP Paribas SA	09/14/23	$1,526
EUR	103,500	USD	111,301	BNP Paribas SA	09/14/23	2,734

						4,260

JPY	12,584,000	USD	91,172	Bank of America N.A.	09/14/23	(2,125)

						$2,135

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,260	$—	$—	$4,260

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,125	$—	$—	$2,125

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$4,989	$—	$—	$4,989

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$2,135	$—	$—	$2,135

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2023	BlackRock Future Health ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$252,185
Average amounts sold — in USD	$8,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$4,260	$2,125

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,260	2,125
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	4,260	2,125

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
BNP Paribas SA	$4,260	$—		$—	$—	$4,260

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)
Bank of America N.A	$2,125	$—		$—	$—	$2,125

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$5,253,801	$352,385	$686	$5,606,872
Preferred Stocks	—	39,195	—	39,195
Short-Term Securities
Money Market Funds	779,473	—	—	779,473

	$6,033,274	$391,580	$686	$6,425,540

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$4,260	$—	$4,260

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Future Health ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Foreign Currency Exchange Contracts	$—	$(2,125)	$—	$(2,125)

	$—	$2,135	$—	2,135

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments July 31, 2023	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Industrial REITs — 0.6%
Innovative Industrial Properties Inc.	204	$16,163
Rexford Industrial Realty Inc.	519	28,592

		44,755

Aerospace & Defense — 5.8%
Axon Enterprise Inc.(a)	1,247	231,855
HEICO Corp.	1,051	184,955

		416,810

Air Freight & Logistics — 2.0%
GXO Logistics Inc.(a)	2,148	144,066

Automobile Components — 2.0%
Fox Factory Holding Corp.(a)	1,304	145,918

Biotechnology — 1.4%
Halozyme Therapeutics Inc.(a)	2,387	102,545

Building Products — 2.0%
AZEK Co. Inc. (The)(a)	4,613	143,926

Capital Markets — 6.5%
MarketAxess Holdings Inc.	441	118,726
TPG Inc.	4,639	136,526
Tradeweb Markets Inc., Class A	2,595	212,245

		467,497

Construction & Engineering — 2.2%
Comfort Systems USA Inc.	926	161,096

Diversified Consumer Services — 3.3%
Bright Horizons Family Solutions Inc.(a)(b)	409	39,685
Duolingo Inc, Class A(a)	1,294	200,816

		240,501

Electronic Equipment, Instruments & Components — 0.4%
Halma PLC	1,105	31,732

Food Products — 0.5%
Freshpet Inc.(a)(b)	519	38,167

Health Care Equipment & Supplies — 3.6%
Inmode Ltd.(a)	951	40,807
Inspire Medical Systems Inc.(a)	381	109,656
Insulet Corp.(a)	385	106,549

		257,012

Health Care Providers & Services — 1.3%
Surgery Partners Inc.(a)(b)	2,360	91,167

Health Care Technology — 2.4%
Certara Inc.(a)(b)	3,761	73,227
Doximity Inc., Class A(a)(b)	1,602	57,240
Phreesia Inc.(a)	1,377	43,678

		174,145

Hotels, Restaurants & Leisure — 7.6%
Domino’s Pizza Inc.	100	39,674
Evolution AB(c)	1,116	137,617
Penn Entertainment Inc.(a)(b)	3,358	88,282
Planet Fitness Inc., Class A(a)	2,188	147,777
Wingstop Inc.	772	130,144

		543,494

Interactive Media & Services — 2.3%
Match Group Inc.(a)	3,577	166,366

Security	Shares	Value

IT Services — 5.0%
DigitalOcean Holdings Inc.(a)	2,083	$103,150
Globant SA(a)	920	160,752
MongoDB Inc.(a)	225	95,265

		359,167

Life Sciences Tools & Services — 9.7%
10X Genomics Inc., Class A(a)	460	28,971
Azenta Inc.(a)	1,091	51,255
Bio-Techne Corp.	2,035	169,719
Charles River Laboratories International Inc.(a)	687	143,954
Olink Holding AB, ADR(a)	627	11,913
Repligen Corp.(a)	959	164,526
West Pharmaceutical Services Inc.	345	126,974

		697,312

Machinery — 3.7%
AutoStore Holdings Ltd.(a)(b)(c)	44,398	110,723
Chart Industries Inc.(a)	836	152,286

		263,009

Broadline Retail — 0.4%
Etsy Inc.(a)	293	29,783

Professional Services — 2.0%
Fiverr International Ltd.(a)	1,288	38,820
Paylocity Holding Corp.(a)	462	104,805

		143,625

Ground Transportation — 3.6%
Saia Inc.(a)	606	256,423

Semiconductors & Semiconductor Equipment — 12.8%
Ambarella Inc.(a)	1,556	129,801
ASM International NV	309	146,800
Entegris Inc.	1,950	213,934
Lattice Semiconductor Corp.(a)(b)	2,202	200,250
Monolithic Power Systems Inc	361	201,976
SolarEdge Technologies Inc.(a)	115	27,768

		920,529

Software — 17.8%
Aspen Technology Inc.(a)	602	107,457
Bentley Systems Inc., Class B	2,579	138,957
Bill.com Holdings Inc.(a)	1,104	138,375
Confluent Inc., Class A(a)(b)	5,450	188,243
Five9 Inc.(a)	1,034	90,734
Gitlab Inc., Class A(a)	998	49,531
HubSpot Inc.(a)	328	190,421
JFrog Ltd.(a)	2,920	89,848
PagerDuty Inc.(a)	2,097	54,354
SiteMinder Ltd.(a)	28,836	81,709
Zscaler Inc.(a)	951	152,521

		1,282,150

Specialty Retail — 0.1%
Leslie’s Inc.(a)(b)	987	6,287

Textiles, Apparel & Luxury Goods — 0.7%
Figs Inc., Class A(a)	6,744	49,636

Total Long-Term Investments — 99.7% (Cost: $7,513,383)		7,177,118

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Future Innovators ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 11.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	796,874	$797,113
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	20,000	20,000

Total Short-Term Securities — 11.4% (Cost: $816,804)		817,113

Total Investments — 111.1% (Cost: $8,330,187)		7,994,231

Liabilities in Excess of Other Assets — (11.1)%		(798,925)

Net Assets — 100.0%		$7,195,306

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$979,979	$—	$(183,431	)(a)	$448	$117	$797,113	796,874	$4,577	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	—	(190,000	)(a)	—	—	20,000	20,000	6,688		—

					$448	$117	$817,113		$11,265		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,668,537	$508,581	$—	$7,177,118
Short-Term Securities
Money Market Funds	817,113	—	—	817,113

	$7,485,650	$508,581	$—	$7,994,231

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments July 31, 2023	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.9%
Tesla Inc.(a)	1,560	$417,191

Chemicals — 0.5%
Fujimi Inc.	3,300	80,024

Communications Equipment — 1.3%
Accton Technology Corp.	15,000	183,005

Consumer Finance — 1.1%
Kaspi.KZ JSC(b)	1,691	155,004

Financial Services — 3.9%
Adyen NV(a)(c)	119	220,866
GMO Payment Gateway Inc.	1,900	144,949
Shift4 Payments Inc., Class A(a)(d)	1,580	109,004
Wise PLC, Class A(a)	9,720	96,946

		571,765

Electronic Equipment, Instruments & Components — 9.4%
Delta Electronics Inc.	16,000	186,779
Ibiden Co. Ltd.	2,700	164,104
Jabil Inc.	3,093	342,302
Lotes Co. Ltd.	4,051	96,524
Samsung SDI Co. Ltd.	415	216,632
Unimicron Technology Corp.	27,000	159,403
Yageo Corp.	11,000	161,264
Zhejiang Supcon Technology Co. Ltd.	6,153	46,633

		1,373,641

Entertainment — 4.6%
CTS Eventim AG & Co. KGaA	1,530	104,416
Nexon Co. Ltd.	4,100	78,226
Roku Inc.(a)(d)	1,162	111,866
Spotify Technology SA(a)	893	133,423
Take-Two Interactive Software Inc.(a)	1,626	248,680

		676,611

Health Care Technology — 0.5%
M3 Inc.	2,900	67,059

Hotels, Restaurants & Leisure — 2.7%
Amadeus IT Group SA	1,762	126,399
Expedia Group Inc.(a)	680	83,320
Trip.com Group Ltd., ADR(a)	4,501	184,721

		394,440

Household Durables — 0.7%
Nikon Corp.	7,400	97,812

Interactive Media & Services — 2.1%
NAVER Corp.	696	124,004
Pinterest Inc., Class A(a)	3,546	102,799
Snap Inc., Class A, NVS(a)	6,728	76,430

		303,233

IT Services — 2.5%
MongoDB Inc.(a)	696	294,687
Squarespace Inc., Class A(a)	2,274	75,360

		370,047

Machinery — 0.5%
Shenzhen Inovance Technology Co. Ltd., Class A	7,700	76,594

Media — 2.3%
Informa PLC	34,471	335,398

Security	Shares	Value

Broadline Retail — 2.1%
Coupang Inc.(a)	6,039	$109,608
MercadoLibre Inc.(a)	156	193,136

		302,744

Professional Services — 2.2%
Legalzoomcom Inc.(a)	7,533	115,104
Wolters Kluwer NV	1,601	201,047

		316,151

Semiconductors & Semiconductor Equipment — 35.6%
Alchip Technologies Ltd.	2,000	127,302
Alphawave IP Group PLC(a)	56,624	117,141
Amkor Technology Inc.	3,308	96,230
ASM International NV	890	422,822
ASPEED Technology Inc.	2,000	147,986
Axcelis Technologies Inc.(a)	584	117,080
BE Semiconductor Industries NV	2,333	278,557
Credo Technology Group Holdings Ltd.(a)	8,748	148,454
eMemory Technology Inc.	1,000	59,258
Entegris Inc.	1,384	151,839
First Solar Inc.(a)	443	91,878
KLA Corp.	390	200,441
Lasertec Corp.	1,100	166,520
Lattice Semiconductor Corp.(a)	4,028	366,306
Marvell Technology Inc.	3,566	232,254
Monolithic Power Systems Inc.	568	317,790
Nvidia Corp.	1,742	814,019
ON Semiconductor Corp.(a)	3,174	341,999
Rambus Inc.(a)(d)	3,112	194,842
Silergy Corp.	6,000	63,464
SK Hynix Inc.	1,825	176,742
SMA Solar Technology AG(a)(d)	471	44,904
SOITEC(a)	1,456	286,147
Wolfspeed Inc.(a)(d)	3,359	221,358

		5,185,333

Software — 18.0%
Altium Ltd.	7,917	203,723
Appier Group Inc.(a)	6,500	77,341
Aspen Technology Inc.(a)	514	91,749
Atlassian Corp., NVS(a)	291	52,944
Bill.com Holdings Inc.(a)	644	80,719
Freee KK(a)	4,300	94,729
Glodon Co. Ltd., Class A	13,999	63,364
Kinaxis Inc.(a)	932	126,550
Manhattan Associates Inc.(a)(d)	594	113,228
Nemetschek SE	1,030	74,952
Palo Alto Networks Inc.(a)	1,103	275,706
Rapid7 Inc.(a)	1,590	72,997
Sage Group PLC (The)	7,866	94,617
Samsara Inc.(a)	2,420	67,615
SiteMinder Ltd.(a)	33,964	96,240
Synopsys Inc.(a)	1,340	605,412
TOTVS SA	11,998	75,026
Unity Software Inc.(a)	3,268	149,805
Xero Ltd.(a)	2,461	202,298

		2,619,015

Specialty Retail — 0.6%
Farfetch Ltd., Class A(a)(d)	14,045	81,180

Technology Hardware, Storage & Peripherals — 4.8%
Pure Storage Inc., Class A(a)	7,531	278,572

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Super Micro Computer Inc.(a)	288	$95,118
Wistron Corp.	48,000	216,659
Wiwynn Corp.	2,000	113,578

		703,927

Total Long-Term Investments — 98.3% (Cost: $11,340,600)		14,310,174

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(e)(f)(g)	703,423	703,634
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(e)(f)	250,000	250,000

Total Short-Term Securities — 6.5% (Cost: $953,434)		953,634

Total Investments — 104.8% (Cost: $12,294,034)		15,263,808

Liabilities in Excess of Other Assets — (4.8)%		(703,801)

Net Assets — 100.0%		$14,560,007

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,737,915	$—	$(1,034,933	)(a)	$732	$(80)	$703,634	703,423	$4,085	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	830,000	—	(580,000	)(a)	—	—	250,000	250,000	19,069		—

					$732	$(80)	$953,634		$23,154		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$8,175,883	$6,134,291	$—	$14,310,174

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2023	BlackRock Future Tech ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$953,634	$—	$—	$953,634

	$9,129,517	$6,134,291	$—	$15,263,808

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.1%
United Parcel Service Inc., Class B	25	$4,678

Beverages — 0.8%
Coca-Cola Co. (The)	434	26,878
PepsiCo Inc.	77	14,434

		41,312

Building Products — 2.8%
Builders FirstSource Inc.(a)	230	33,219
Johnson Controls International PLC	739	51,397
Owens Corning	107	14,979
Trane Technologies PLC	200	39,888

		139,483

Capital Markets — 0.9%
Affiliated Managers Group Inc.	207	28,698
Ameriprise Financial Inc.	42	14,635

		43,333

Chemicals — 0.4%
Chemours Co. (The)	296	10,946
Olin Corp.	185	10,671

		21,617

Commercial Services & Supplies — 2.4%
Clean Harbors Inc.(a)	168	27,932
Copart Inc.(a)	190	16,794
Republic Services Inc., Class A	182	27,502
Waste Connections Inc.(b)	288	40,657
Waste Management Inc.	25	4,095

		116,980

Construction & Engineering — 1.6%
AECOM	485	42,195
EMCOR Group Inc.	145	31,181
Quanta Services Inc.	17	3,428
Valmont Industries Inc.	18	4,765

		81,569

Construction Materials — 1.3%
Eagle Materials Inc.	101	18,621
Martin Marietta Materials Inc.	27	12,054
Vulcan Materials Co.	163	35,942

		66,617

Distributors — 1.2%
Genuine Parts Co.	269	41,889
LKQ Corp.	362	19,834

		61,723

Financial Services — 11.3%
Berkshire Hathaway Inc., Class B(a)	510	179,500
Fiserv Inc.(a)	621	78,376
Mastercard Inc., Class A	371	146,278
Shift4 Payments Inc., Class A(a)	454	31,321
Visa Inc., Class A	509	121,005

		556,480

Electrical Equipment — 1.1%
Acuity Brands Inc.	7	1,157
AMETEK Inc.	186	29,499
Hubbell Inc., Class B	84	26,208

		56,864

Electronic Equipment, Instruments & Components — 3.7%
Amphenol Corp., Class A	1,050	92,725

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Arrow Electronics Inc.(a)	166	$23,662
CDW Corp./DE	5	935
Jabil Inc.	515	56,995
Keysight Technologies Inc.(a)	59	9,504

		183,821

Energy Equipment & Services — 0.2%
ChampionX Corp.	244	8,686

Consumer Staples Distribution & Retail — 3.4%
BJ’s Wholesale Club Holdings Inc.(a)(b)	385	25,529
Costco Wholesale Corp.	59	33,080
Dollar General Corp.	20	3,377
Dollar Tree Inc.(a)	16	2,469
Kroger Co. (The)	1,488	72,376
Walmart Inc.	189	30,214

		167,045

Food Products — 1.1%
General Mills Inc.	343	25,636
Hershey Co. (The)	69	15,960
JM Smucker Co. (The)	7	1,055
Kellogg Co.	192	12,843
Lamb Weston Holdings Inc.	14	1,451

		56,945

Health Care Providers & Services — 2.4%
Humana Inc.	32	14,618
McKesson Corp.	27	10,865
UnitedHealth Group Inc.	180	91,147

		116,630

Hotels, Restaurants & Leisure — 4.4%
Boyd Gaming Corp.	75	5,124
Chipotle Mexican Grill Inc., Class A(a)	1	1,962
Darden Restaurants Inc.	49	8,277
Hilton Worldwide Holdings Inc.	105	16,327
Las Vegas Sands Corp.(a)	68	4,067
Marriott International Inc./MD, Class A	67	13,521
McDonald’s Corp.	548	160,674
Starbucks Corp.	20	2,031
Yum! Brands Inc.	36	4,956

		216,939

Household Durables — 1.5%
DR Horton Inc.	57	7,240
PulteGroup Inc.	517	43,630
Taylor Morrison Home Corp.(a)	493	23,871

		74,741

Household Products — 0.5%
Procter & Gamble Co. (The)	148	23,132

Insurance — 0.9%
Arch Capital Group Ltd.(a)	434	33,717
Marsh & McLennan Companies Inc.	55	10,363
Progressive Corp. (The)	25	3,150

		47,230

Interactive Media & Services — 1.2%
Meta Platforms Inc, Class A(a)	186	59,260

IT Services — 0.9%
Accenture PLC, Class A	129	40,809
Okta Inc.(a)	24	1,845

		42,654

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.1%
Brunswick Corp./DE	53	$4,575

Machinery — 2.4%
Dover Corp.	40	5,839
Graco Inc.	221	17,532
Lincoln Electric Holdings Inc.	173	34,723
Toro Co. (The)	34	3,456
Xylem Inc./NY	525	59,193

		120,743

Marine Transportation — 0.2%
Matson Inc.	86	8,038

Metals & Mining — 1.3%
Commercial Metals Co.	71	4,063
Nucor Corp.	98	16,865
Reliance Steel & Aluminum Co.	13	3,807
Steel Dynamics Inc.	280	29,842
U.S. Steel Corp.	347	8,849

		63,426

Broadline Retail — 1.0%
Amazon.com Inc.(a)	55	7,353
Dillard’s Inc., Class A	109	37,391
Nordstrom Inc.	125	2,889

		47,633

Oil, Gas & Consumable Fuels — 5.5%
Chevron Corp.	318	52,044
Chord Energy Corp.	7	1,098
Civitas Resources Inc.	38	2,845
ConocoPhillips	260	30,607
Denbury Inc.(a)	46	4,044
Devon Energy Corp.	47	2,538
Diamondback Energy Inc.	114	16,794
EOG Resources Inc.	38	5,036
Exxon Mobil Corp.	449	48,151
Hess Corp.	10	1,517
Matador Resources Co.	445	24,755
Murphy Oil Corp.	53	2,293
Occidental Petroleum Corp.	320	20,202
Ovintiv Inc.	87	4,010
PDC Energy Inc.	564	42,802
Pioneer Natural Resources Co.	49	11,058

		269,794

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	47	3,578

Professional Services — 4.1%
Automatic Data Processing Inc.	60	14,836
Booz Allen Hamilton Holding Corp., Class A	347	42,015
CACI International Inc., Class A(a)	21	7,359
FTI Consulting Inc.(a)	62	10,860
Genpact Ltd.	530	19,128
Paychex Inc.	135	16,938
SS&C Technologies Holdings Inc.	1,382	80,501
Verisk Analytics Inc., Class A	54	12,363

		204,000

Ground Transportation — 1.7%
JB Hunt Transport Services Inc.	50	10,197
Old Dominion Freight Line Inc.	128	53,695

Security	Shares	Value

Ground Transportation (continued)
Ryder System Inc.	185	$18,898

		82,790

Semiconductors & Semiconductor Equipment — 4.7%
Broadcom Inc.	154	138,392
Nvidia Corp.	92	42,991
ON Semiconductor Corp.(a)	18	1,939
Texas Instruments Inc.	266	47,880

		231,202

Software — 15.6%
Adobe Inc.(a)	184	100,495
Cadence Design Systems Inc.(a)	352	82,372
Check Point Software Technologies Ltd.(a)(b)	840	111,056
Crowdstrike Holdings Inc., Class A(a)	149	24,087
Fortinet Inc.(a)	783	60,855
Microsoft Corp.	535	179,717
Oracle Corp.	803	94,136
Palo Alto Networks Inc.(a)(b)	286	71,489
Salesforce Inc.(a)	17	3,825
Synopsys Inc.(a)	75	33,885
Tenable Holdings Inc.(a)	106	5,158
Zscaler Inc.(a)	11	1,764

		768,839

Specialty Retail — 5.9%
AutoNation Inc.(a)	72	11,591
AutoZone Inc.(a)	3	7,445
Home Depot Inc. (The)	160	53,414
Lowe’s Companies Inc.	276	64,658
Murphy USA Inc.	26	7,983
O’Reilly Automotive Inc.(a)	10	9,258
Penske Automotive Group Inc.(b)	119	19,209
Ross Stores Inc.	39	4,471
TJX Companies Inc. (The)	1,168	101,067
Ulta Beauty Inc.(a)	30	13,344

		292,440

Technology Hardware, Storage & Peripherals — 7.6%
Apple Inc.	1,741	342,019
Dell Technologies Inc., Class C	614	32,493

		374,512

Textiles, Apparel & Luxury Goods — 1.7%
Capri Holdings Ltd.(a)	44	1,624
Carter’s Inc.	31	2,325
Crocs Inc.(a)	315	34,130
Deckers Outdoor Corp.(a)	11	5,981
Nike Inc., Class B	318	35,104
Skechers U.S.A. Inc., Class A(a)	114	6,336

		85,500

Tobacco — 0.2%
Philip Morris International Inc.	81	8,077

Trading Companies & Distributors — 2.7%
Fastenal Co.	170	9,964
MSC Industrial Direct Co. Inc., Class A	172	17,358
United Rentals Inc.	66	30,669
WESCO International Inc.	341	59,870
WW Grainger Inc.	19	14,031

		131,892

Total Long-Term Investments — 98.9% (Cost: $4,337,977)		4,884,778

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(c)(d)(e)	220,700	$220,766
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(c)(d)	40,000	40,000

Total Short-Term Securities — 5.3% (Cost: $260,750)		260,766

Total Investments — 104.2% (Cost: $4,598,727)		5,145,544

Liabilities in Excess of Other Assets — (4.2)%		(207,786)

Net Assets — 100.0%		$4,937,758

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$ 220,792	(a)	$—		$(42)	$16	$220,766	220,700	$318	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,000	—		(30,000	)(a)	—	—	40,000	40,000	1,771		—

						$(42)	$16	$260,766		$2,089		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 Micro E-Mini Index	2	09/15/23	$46	$2,646

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2023	BlackRock Future U.S. Themes ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,646	$—	$—	$—	$2,646

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$4,372	$—	$—	$—	$4,372

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(531)	$—	$—	$—	$(531)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$41,940

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$4,884,778	$—	$—	$4,884,778
Short-Term Securities
Money Market Funds	260,766	—	—	260,766

	$5,145,544	$—	$—	$5,145,544

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,646	$—	$—	$2,646

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock Large Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
L3Harris Technologies Inc.	492	$93,229

Automobile Components — 1.5%
Lear Corp.	638	98,737

Automobiles — 1.7%
General Motors Co.	2,830	108,587

Banks — 9.9%
Citigroup Inc.	3,912	186,446
First Citizens BancShares Inc./NC, Class A	42	60,115
JPMorgan Chase & Co.	948	149,746
Wells Fargo & Co.	5,400	249,264

		645,571

Beverages — 1.7%
Constellation Brands Inc., Class A	408	111,302

Capital Markets — 4.6%
Carlyle Group Inc. (The)	1,986	70,801
Intercontinental Exchange Inc.	828	95,054
Raymond James Financial Inc.	1,242	136,707

		302,562

Chemicals — 1.3%
PPG Industries Inc.	594	85,477

Communications Equipment — 4.3%
Ciena Corp.(a)	660	27,852
Cisco Systems Inc.	4,818	250,729

		278,581

Containers & Packaging — 3.1%
Crown Holdings Inc.	1,098	101,851
Sealed Air Corp.	2,160	98,539

		200,390

Financial Services — 3.9%
Apollo Global Management Inc.	436	35,625
Equitable Holdings Inc.	3,071	88,107
Fidelity National Information Services Inc.	2,142	129,334

		253,066

Diversified Telecommunication Services — 0.5%
AT&T Inc.	2,240	32,525

Electric Utilities — 4.3%
American Electric Power Co. Inc.	1,684	142,702
Exelon Corp.	3,228	135,124

		277,826

Consumer Staples Distribution & Retail — 3.8%
Dollar General Corp.	186	31,408
Dollar Tree Inc.(a)	456	70,374
Walmart Inc.	910	145,473

		247,255

Food Products — 1.5%
Kraft Heinz Co. (The)	1,622	58,684
Mondelez International Inc., Class A	536	39,734

		98,418

Health Care Equipment & Supplies — 4.4%
Baxter International Inc.	2,730	123,478
Medtronic PLC	1,842	161,654

		285,132

Security	Shares	Value

Health Care Providers & Services — 12.2%
AmerisourceBergen Corp.	528	$98,683
Cardinal Health Inc.	2,490	227,760
Cigna Group (The)	586	172,929
Elevance Health Inc.	142	66,971
Laboratory Corp. of America Holdings	792	169,433
Tenet Healthcare Corp.(a)	768	57,393

		793,169

Insurance — 4.6%
Allstate Corp. (The)	140	15,775
American International Group Inc.	1,797	108,323
Fidelity National Financial Inc.	2,523	98,826
Willis Towers Watson PLC	377	79,672

		302,596

Interactive Media & Services — 2.6%
Alphabet Inc., Class A(a)	748	99,274
Meta Platforms Inc, Class A(a)	216	68,818

		168,092

IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	1,930	127,438

Life Sciences Tools & Services — 0.4%
Fortrea Holdings Inc.(a)	792	25,312

Machinery — 1.7%
Fortive Corp.	1,426	111,727

Media — 4.0%
Comcast Corp., Class A	4,088	185,023
Fox Corp., Class A, NVS	2,304	77,069

		262,092

Broadline Retail — 1.0%
Amazon.com Inc.(a)	510	68,177

Oil, Gas & Consumable Fuels — 6.8%
ConocoPhillips	744	87,584
Enterprise Products Partners LP	6,702	177,670
EQT Corp.	2,028	85,541
Hess Corp.	594	90,127

		440,922

Pharmaceuticals — 1.8%
Catalent Inc.(a)	390	18,923
Eli Lilly & Co.	210	95,455

		114,378

Professional Services — 6.9%
Dun & Bradstreet Holdings Inc.	6,102	72,126
Leidos Holdings Inc.	2,376	222,227
SS&C Technologies Holdings Inc.	2,676	155,877

		450,230

Software — 2.4%
Microsoft Corp.	468	157,210

Specialty Retail — 1.0%
Ross Stores Inc.	540	61,906

Technology Hardware, Storage & Peripherals — 1.0%
Western Digital Corp.(a)	1,536	65,372

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2023	BlackRock Large Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 3.0%
Ralph Lauren Corp.	1,512	$198,571

Total Long-Term Investments — 99.3% (Cost: $5,923,915)		6,465,850

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(b)(c)	40,000	40,000

Total Short-Term Securities — 0.6% (Cost: $40,000)		40,000

Total Investments — 99.9% (Cost: $5,963,915)		6,505,850

Other Assets Less Liabilities — 0.1%		3,765

Net Assets — 100.0%		$6,509,615

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/19/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$40,000	(b)	$—	$—	$—	$40,000	40,000	$241	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,465,850	$—	$—	$6,465,850

Short-Term Securities
Money Market Funds	40,000	—	—	40,000

	$6,505,850	$—	$—	$6,505,850

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Industrial REITs — 0.4%
Prologis Inc.	49,320	$6,152,670
Rexford Industrial Realty Inc.	24,504	1,349,925

		7,502,595

Aerospace & Defense — 0.4%
Hexcel Corp.	7,378	521,477
Howmet Aerospace Inc.	61,308	3,135,291
RTX Corp.	27,485	2,416,756

		6,073,524

Air Freight & Logistics — 0.8%
CH Robinson Worldwide Inc.	20,507	2,054,391
Expeditors International of Washington Inc.	38,952	4,958,589
FedEx Corp.	6,987	1,886,141
United Parcel Service Inc., Class B	21,706	4,061,844

		12,960,965

Passenger Airlines — 0.1%
American Airlines Group Inc.(a)	82,397	1,380,150

Automobile Components — 0.0%
Aptiv PLC(a)	2,727	298,579
Phinia Inc.(a)	1,171	33,222

		331,801

Automobiles — 2.1%
Ford Motor Co.	29,484	389,484
General Motors Co.	126,052	4,836,615
Lucid Group Inc.(a)(b)	40,169	305,686
Rivian Automotive Inc., Class A(a)(b)	15,832	437,597
Tesla Inc.(a)	111,510	29,821,119

		35,790,501

Banks — 3.1%
Bank OZK	14,371	628,444
Citigroup Inc.	146,785	6,995,773
Citizens Financial Group Inc.	116,161	3,747,354
Commerce Bancshares Inc.	8,821	469,101
East West Bancorp. Inc.	13,281	826,211
Fifth Third Bancorp.	109,004	3,172,016
FNB Corp.	147,553	1,887,203
Huntington Bancshares Inc./OH	199,582	2,442,884
JPMorgan Chase & Co.	129,442	20,446,658
KeyCorp.	299,707	3,689,393
M&T Bank Corp.	25,271	3,534,402
NU Holdings Ltd.(a)	41,355	329,186
U.S. Bancorp.	50,155	1,990,150
Wells Fargo & Co.	33,630	1,552,361

		51,711,136

Beverages — 2.2%
Coca-Cola Co. (The)	319,999	19,817,538
Keurig Dr Pepper Inc.	98,867	3,362,466
Molson Coors Beverage Co., Class B	31,113	2,170,754
Monster Beverage Corp.(a)	26,083	1,499,512
PepsiCo Inc.	54,976	10,305,801

		37,156,071

Biotechnology — 2.2%
AbbVie Inc.	109,372	16,359,864
Amgen Inc.	24,070	5,635,990
Biogen Inc.(a)	4,474	1,208,830
Gilead Sciences Inc.	35,970	2,738,756
Moderna Inc.(a)	10,241	1,204,956

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals Inc.(a)	8,498	$6,304,751
Seagen Inc.(a)	4,069	780,353
Vertex Pharmaceuticals Inc.(a)	9,630	3,393,034

		37,626,534

Building Products — 1.7%
A O Smith Corp.	37,088	2,693,701
Builders FirstSource Inc.(a)	21,654	3,127,487
Carrier Global Corp.	35,733	2,127,900
Fortune Brands Home & Security Inc., NVS	8,004	568,844
Johnson Controls International PLC	93,799	6,523,721
Masco Corp.	29,548	1,792,973
Owens Corning	11,434	1,600,646
Trane Technologies PLC	48,185	9,610,016

		28,045,288

Capital Markets — 3.3%
Bank of New York Mellon Corp. (The)	106,534	4,832,382
Blackstone Inc., NVS	15,256	1,598,676
Cboe Global Markets Inc.	4,352	607,887
Charles Schwab Corp. (The)	81,349	5,377,169
CME Group Inc.	14,562	2,897,256
Coinbase Global Inc., Class A(a)(b)	7,019	692,144
FactSet Research Systems Inc.	5,891	2,562,821
Goldman Sachs Group Inc. (The)	33,398	11,885,346
Interactive Brokers Group Inc., Class A	9,645	842,298
Janus Henderson Group PLC	26,106	766,211
KKR & Co. Inc.	11,252	668,144
LPL Financial Holdings Inc.	18,782	4,307,839
Moody’s Corp.	1,256	443,054
Morgan Stanley	2,489	227,893
MSCI Inc., Class A	7,603	4,167,052
Nasdaq Inc.	70,443	3,556,667
Raymond James Financial Inc.	13,755	1,514,013
S&P Global Inc.	7,135	2,814,829
State Street Corp.	67,800	4,911,432
XP Inc., Class A(a)	11,500	310,615

		54,983,728

Chemicals — 1.8%
Air Products and Chemicals Inc.	5,245	1,601,456
Albemarle Corp.	2,330	494,612
Axalta Coating Systems Ltd.(a)	11,947	382,304
CF Industries Holdings Inc.	2,452	201,260
Ecolab Inc.	48,134	8,815,261
Element Solutions Inc.	66,537	1,394,616
FMC Corp.	2,997	288,401
Linde PLC	22,698	8,867,428
PPG Industries Inc.	18,552	2,669,633
RPM International Inc.	14,107	1,457,394
Sherwin-Williams Co. (The)	11,924	3,296,986

		29,469,351

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts Inc.	17,241	317,234

Commercial Services & Supplies — 0.6%
Republic Services Inc., Class A	12,314	1,860,769
Tetra Tech Inc.	1,115	188,669
Waste Management Inc.	52,265	8,560,484

		10,609,922

Communications Equipment — 1.0%
Arista Networks Inc.(a)	7,474	1,159,143

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Cisco Systems Inc.	302,028	$15,717,537
Motorola Solutions Inc.	2,512	720,014

		17,596,694

Construction & Engineering — 0.2%
AECOM	25,429	2,212,323
MasTec Inc.(a)	8,781	1,033,963

		3,246,286

Consumer Finance — 0.2%
Ally Financial Inc.	39,582	1,208,835
American Express Co.	5,808	980,855
Capital One Financial Corp.	3,411	399,155

		2,588,845

Containers & Packaging — 0.4%
Avery Dennison Corp.	11,830	2,176,838
Ball Corp.	47,455	2,785,134
Berry Global Group Inc.	13,482	884,015
Crown Holdings Inc.	10,557	979,267
Graphic Packaging Holding Co.	29,047	702,938

		7,528,192

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions Inc.(a)(b)	5,876	570,148
Grand Canyon Education Inc.(a)	7,935	861,344
H&R Block Inc.	33,286	1,118,743
Service Corp. International	28,123	1,874,398

		4,424,633

Financial Services — 4.1%
Berkshire Hathaway Inc., Class B(a)	66,349	23,352,194
Block Inc.(a)	12,147	978,198
Mastercard Inc., Class A	56,735	22,369,476
MGIC Investment Corp.	11,319	189,480
PayPal Holdings Inc.(a)	83,827	6,355,763
Visa Inc., Class A	67,899	16,141,629

		69,386,740

Diversified Telecommunication Services — 0.6%
AT&T Inc.	278,033	4,037,039
Frontier Communications Parent Inc.(a)	7,566	137,777
Iridium Communications Inc.	7,152	375,838
Verizon Communications Inc.	155,794	5,309,459

		9,860,113

Electric Utilities — 1.4%
Avangrid Inc.	63,213	2,343,938
Edison International	86,304	6,210,436
Eversource Energy	90,835	6,570,096
Exelon Corp.	60,425	2,529,390
Hawaiian Electric Industries Inc.	4,096	157,245
NextEra Energy Inc.	79,422	5,821,633

		23,632,738

Electrical Equipment — 1.5%
Acuity Brands Inc.	22,317	3,687,661
AMETEK Inc.	22,345	3,543,917
Eaton Corp. PLC	34,913	7,168,337
Emerson Electric Co.	7,424	678,183
Rockwell Automation Inc.	27,256	9,165,920
Sunrun Inc.(a)(b)	42,784	812,041
Vertiv Holdings Co.	9,324	242,517

		25,298,576

Electronic Equipment, Instruments & Components — 0.1%
National Instruments Corp.	27,155	1,602,145

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Trimble Inc.(a)	11,035	$593,683

		2,195,828

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	129,315	4,628,184
Halliburton Co.	10,134	396,037

		5,024,221

Entertainment — 1.1%
AMC Entertainment Holdings Inc., Class A(a)(b)	40,939	203,467
Atlanta Braves Holdings Inc., NVS(a)	762	31,028
Liberty Media Corp.-Liberty Formula One, Class A(a)	3,810	244,907
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	22,277	1,617,310
Live Nation Entertainment Inc.(a)(b)	14,951	1,311,950
Madison Square Garden Sports Corp.	5,537	1,177,997
Netflix Inc.(a)	14,576	6,398,427
Spotify Technology SA(a)	9,324	1,393,099
Walt Disney Co. (The)(a)	58,502	5,200,243
Warner Bros. Discovery Inc.(a)	101,741	1,329,755

		18,908,183

Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	17,045	9,556,620
Kroger Co. (The)	34,080	1,657,651
Target Corp.	32,892	4,488,771
Walgreens Boots Alliance Inc.	103,876	3,113,164
Walmart Inc.	65,150	10,414,879

		29,231,085

Food Products — 0.9%
Archer-Daniels-Midland Co.	21,604	1,835,476
Darling Ingredients Inc.(a)	28,778	1,992,877
General Mills Inc.	17,638	1,318,264
Kellogg Co.	38,834	2,597,606
Lamb Weston Holdings Inc.	13,719	1,421,700
McCormick & Co. Inc./MD, NVS	11,975	1,071,523
Mondelez International Inc., Class A	51,526	3,819,622
Tyson Foods Inc., Class A	4,290	239,039

		14,296,107

Gas Utilities — 0.0%
UGI Corp.	4,593	123,965

Specialized REITs — 1.1%
American Tower Corp.	24,966	4,751,279
Crown Castle Inc.	12,476	1,351,026
Digital Realty Trust Inc.	18,845	2,348,464
Equinix Inc.	4,786	3,876,277
Iron Mountain Inc.	16,089	987,865
Weyerhaeuser Co.	141,491	4,819,184

		18,134,095

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	153,518	17,091,159
Baxter International Inc.	23,248	1,051,507
Becton Dickinson and Co.	21,870	6,093,419
Boston Scientific Corp.(a)	7,836	406,297
DENTSPLY SIRONA Inc.	86,751	3,601,902
Dexcom Inc.(a)	10,472	1,304,392
Edwards Lifesciences Corp.(a)	47,580	3,904,891
Hologic Inc.(a)	48,743	3,871,169
ICU Medical Inc.(a)	2,491	443,846
IDEXX Laboratories Inc.(a)	3,630	2,013,670
Insulet Corp.(a)	8,784	2,430,972

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical Inc.(a)	19,815	$6,427,986
Medtronic PLC	57,761	5,069,105
ResMed Inc.	7,502	1,668,070

		55,378,385

Health Care Providers & Services — 2.3%
Cardinal Health Inc.	44,020	4,026,510
Centene Corp.(a)	39,858	2,713,931
Cigna Group (The)	15,110	4,458,961
CVS Health Corp.	55,083	4,114,149
Elevance Health Inc.	15,543	7,330,545
HCA Healthcare Inc.	5,743	1,566,748
McKesson Corp.	3,258	1,311,019
UnitedHealth Group Inc.	27,219	13,782,885

		39,304,748

Hotels, Restaurants & Leisure — 2.0%
Airbnb Inc., Class A(a)(b)	15,746	2,396,384
Booking Holdings Inc.(a)	3,624	10,766,179
Boyd Gaming Corp.	58,083	3,968,231
Caesars Entertainment Inc.(a)	15,508	915,282
Chipotle Mexican Grill Inc., Class A(a)	858	1,683,636
Choice Hotels International Inc.	1,570	205,278
DoorDash Inc., Class A(a)(b)	2,324	210,996
Expedia Group Inc.(a)	25,880	3,171,076
Las Vegas Sands Corp.(a)	8,967	536,316
McDonald’s Corp.	9,779	2,867,203
Norwegian Cruise Line Holdings Ltd.(a)	22,064	486,952
Planet Fitness Inc., Class A(a)	7,139	482,168
Royal Caribbean Cruises Ltd.(a)	18,065	1,971,072
Starbucks Corp.	24,343	2,472,519
Wendy’s Co. (The)	32,072	689,227
Wynn Resorts Ltd.	5,607	611,051

		33,433,570

Household Durables — 0.3%
Mohawk Industries Inc.(a)	1,755	186,627
Whirlpool Corp.	31,695	4,572,320

		4,758,947

Household Products — 0.8%
Church & Dwight Co. Inc.	30,918	2,957,925
Colgate-Palmolive Co.	7,751	591,091
Kimberly-Clark Corp.	2,990	386,009
Procter & Gamble Co. (The)	64,936	10,149,497

		14,084,522

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	29,149	908,574

Industrial Conglomerates — 0.7%
3M Co.	56,445	6,293,617
General Electric Co.	42,561	4,862,169

		11,155,786

Health Care REITs — 0.1%
Ventas Inc.	44,758	2,171,658

Insurance — 2.3%
Aflac Inc.	86,988	6,292,712
Allstate Corp. (The)	14,636	1,649,184
American Financial Group Inc./OH	4,316	524,869
Aon PLC, Class A	12,261	3,905,129
Arch Capital Group Ltd.(a)	52,770	4,099,701
Assurant Inc.	1,132	152,265

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	12,052	$720,469
Axis Capital Holdings Ltd.	17,930	988,302
Cincinnati Financial Corp.	8,905	958,000
Everest Group Ltd.	476	171,603
Globe Life Inc.	13,213	1,482,102
Hartford Financial Services Group Inc. (The)	12,455	895,265
Marsh & McLennan Companies Inc.	18,712	3,525,715
Principal Financial Group Inc.	70,652	5,642,975
Prudential Financial Inc.	56,145	5,417,431
Reinsurance Group of America Inc.	2,779	390,033
RenaissanceRe Holdings Ltd.	2,864	534,881
Travelers Companies Inc. (The)	2,963	511,443

		37,862,079

Interactive Media & Services — 5.6%
Alphabet Inc., Class A(a)	259,227	34,404,608
Alphabet Inc., Class C, NVS(a)	227,564	30,291,044
IAC/InterActiveCorp.(a)	8,169	568,562
Meta Platforms Inc, Class A(a)	91,803	29,248,436

		94,512,650

Retail REITs — 0.6%
Brixmor Property Group Inc.	42,317	962,289
Federal Realty Investment Trust	47,556	4,827,885
Realty Income Corp.	10,156	619,211
Regency Centers Corp.	29,304	1,920,291
Simon Property Group Inc.	18,594	2,316,813

		10,646,489

IT Services — 1.9%
Accenture PLC, Class A	60,655	19,188,209
Akamai Technologies Inc.(a)	2,556	241,542
Cloudflare Inc., Class A(a)(b)	10,656	732,813
Cognizant Technology Solutions Corp., Class A	21,565	1,423,937
DXC Technology Co.(a)	31,890	881,759
EPAM Systems Inc.(a)	1,205	285,356
Gartner Inc.(a)	2,329	823,511
International Business Machines Corp.	43,721	6,303,694
Okta Inc.(a)	11,512	884,812
Snowflake Inc., Class A(a)	5,352	951,104

		31,716,737

Leisure Products — 0.1%
Hasbro Inc.	20,800	1,342,848
Polaris Inc.	4,752	645,512
YETI Holdings Inc.(a)	7,597	323,632

		2,311,992

Life Sciences Tools & Services — 1.2%
Agilent Technologies Inc.	14,977	1,823,749
Illumina Inc.(a)	12,412	2,384,966
Mettler-Toledo International Inc.(a)	2,759	3,469,360
QIAGEN NV(a)	36,262	1,697,787
Revvity Inc.	14,761	1,814,865
Thermo Fisher Scientific Inc.	17,084	9,373,307

		20,564,034

Machinery — 1.7%
AGCO Corp.	3,934	523,615
Caterpillar Inc.	20,283	5,378,443
CNH Industrial NV	83,402	1,197,653
Cummins Inc.	15,898	4,146,198
Deere & Co.	7,806	3,353,458
IDEX Corp.	2,070	467,427

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Illinois Tool Works Inc.	3,046	$802,073
Ingersoll Rand Inc.(b)	14,965	976,765
Middleby Corp. (The)(a)	1,940	294,589
Otis Worldwide Corp.	8,534	776,253
Stanley Black & Decker Inc.	2,422	240,432
Toro Co. (The)	1,348	137,024
Westinghouse Air Brake Technologies Corp.	14,712	1,742,489
Xylem Inc./NY	71,848	8,100,862

		28,137,281

Marine Transportation — 0.1%
Kirby Corp.(a)	29,381	2,393,964

Media — 0.6%
Comcast Corp., Class A	117,781	5,330,768
Liberty Media Corp.-Liberty SiriusXM, Class A, NVS(a)	32,209	1,021,025
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	33,027	1,051,249
New York Times Co. (The), Class A	10,656	434,339
Omnicom Group Inc.	3,243	274,423
Paramount Global, Class B, NVS	50,616	811,375
Trade Desk Inc. (The), Class A(a)	3,996	364,675

		9,287,854

Metals & Mining — 0.6%
Freeport-McMoRan Inc.	81,260	3,628,259
Newmont Corp.	24,451	1,049,437
Nucor Corp.	15,954	2,745,524
Reliance Steel & Aluminum Co.	1,849	541,498
Royal Gold Inc.	5,717	686,840
Steel Dynamics Inc.	9,117	971,690

		9,623,248

Residential REITs — 0.1%
AvalonBay Communities Inc.	4,364	823,268
Equity LifeStyle Properties Inc.	5,288	376,400
UDR Inc.	29,277	1,196,844

		2,396,512

Mortgage Real Estate Investment — 0.0%
AGNC Investment Corp.	14,297	145,686
Annaly Capital Management Inc.	28,816	578,914

		724,600

Multi-Utilities — 0.8%
Consolidated Edison Inc.	73,832	7,003,703
Public Service Enterprise Group Inc.	68,055	4,295,632
Sempra Energy	19,165	2,855,968

		14,155,303

Broadline Retail — 2.9%
Amazon.com Inc.(a)	350,723	46,884,650
Etsy Inc.(a)	18,721	1,902,990

		48,787,640

Oil, Gas & Consumable Fuels — 3.7%
Antero Midstream Corp.	15,605	186,324
Antero Resources Corp.(a)	27,092	724,711
Cheniere Energy Inc.	9,324	1,509,183
Chevron Corp.	72,190	11,814,615
ConocoPhillips	88,309	10,395,735
Diamondback Energy Inc.	14,716	2,167,961
EOG Resources Inc.	38,416	5,091,272
Exxon Mobil Corp.	107,300	11,506,852

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Hess Corp.	1,930	$292,839
Marathon Oil Corp.	89,711	2,356,708
Marathon Petroleum Corp.	36,243	4,821,044
Occidental Petroleum Corp.	10,850	684,961
ONEOK Inc.	53,777	3,605,210
Ovintiv Inc.	15,079	694,991
Phillips 66	33,496	3,736,479
Range Resources Corp.	8,819	277,181
Targa Resources Corp.	7,992	655,264
Valero Energy Corp.	3,689	475,549
Williams Companies Inc. (The)	24,889	857,426

		61,854,305

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	5,275	401,586

Personal Care Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	29,737	5,352,660

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	10,598	659,090
Catalent Inc.(a)	11,420	554,098
Eli Lilly & Co.	34,295	15,588,792
Johnson & Johnson	169,912	28,465,357
Merck & Co. Inc.	121,738	12,983,358
Pfizer Inc.	313,628	11,309,426

		69,560,121

Professional Services — 1.0%
Automatic Data Processing Inc.	22,924	5,668,188
Broadridge Financial Solutions Inc.	19,009	3,191,991
FTI Consulting Inc.(a)	5,404	946,565
Jacobs Solutions Inc., NVS	3,406	427,146
Leidos Holdings Inc.	9,175	858,138
Verisk Analytics Inc., Class A	23,787	5,445,796

		16,537,824

Office REITs — 0.4%
Boston Properties Inc.	38,612	2,572,718
Cousins Properties Inc.	12,062	294,675
Highwoods Properties Inc.	17,042	430,651
Kilroy Realty Corp.	80,780	2,883,846
Vornado Realty Trust	4,961	111,523

		6,293,413

Ground Transportation — 0.7%
CSX Corp.	124,989	4,164,633
JB Hunt Transport Services Inc.	15,169	3,093,566
Landstar System Inc.	1,295	263,649
Norfolk Southern Corp.	9,776	2,283,576
Uber Technologies Inc.(a)	28,985	1,433,598

		11,239,022

Semiconductors & Semiconductor Equipment — 6.6%
Advanced Micro Devices Inc.(a)	56,382	6,450,101
Analog Devices Inc.	6,832	1,363,189
Applied Materials Inc.	23,364	3,541,749
Broadcom Inc.	17,595	15,811,747
Cirrus Logic Inc.(a)	2,336	188,749
Enphase Energy Inc.(a)	8,519	1,293,440
First Solar Inc.(a)	13,081	2,712,999
GLOBALFOUNDRIES Inc.(a)(b)	7,033	447,932
Intel Corp.	92,249	3,299,747
KLA Corp.	9,433	4,848,090

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	1,551	$1,114,378
Marvell Technology Inc.	32,393	2,109,756
Microchip Technology Inc.	24,333	2,285,842
Nvidia Corp.	95,841	44,785,541
ON Semiconductor Corp.(a)	46,225	4,980,744
Qorvo Inc.(a)	20,872	2,296,337
Qualcomm Inc.	9,663	1,277,159
Skyworks Solutions Inc.	23,231	2,656,929
Texas Instruments Inc.	33,773	6,079,140
Universal Display Corp.	26,453	3,858,964
Wolfspeed Inc.(a)(b)	2,925	192,757

		111,595,290

Software — 9.7%
Adobe Inc.(a)	16,980	9,273,967
Autodesk Inc.(a)	25,627	5,432,668
Cadence Design Systems Inc.(a)	6,830	1,598,288
Crowdstrike Holdings Inc., Class A(a)	5,193	839,500
DocuSign Inc., Class A(a)	6,391	343,964
Dolby Laboratories Inc., Class A	2,160	191,398
Fortinet Inc.(a)	78,621	6,110,424
Gen Digital Inc.	89,104	1,733,073
Intuit Inc.	10,931	5,593,393
Microsoft Corp.	305,949	102,774,388
Oracle Corp.	71,029	8,326,730
Palo Alto Networks Inc.(a)	21,533	5,382,389
Roper Technologies Inc.	1,239	610,889
Salesforce Inc.(a)	36,447	8,200,940
SentinelOne Inc., Class A(a)(b)	10,772	179,569
Splunk Inc.(a)	11,692	1,266,594
Synopsys Inc.(a)	794	358,729
Teradata Corp.(a)	5,117	290,901
UiPath Inc., Class A(a)(b)	10,817	195,571
VMware Inc., Class A(a)	8,916	1,405,429
Workday Inc., Class A(a)(b)	14,110	3,345,904
Zscaler Inc.(a)	2,590	415,384

		163,870,092

Specialty Retail — 2.3%
Bath & Body Works Inc.	15,984	592,367
Best Buy Co. Inc.	3,032	251,808
Burlington Stores Inc.(a)	4,874	865,720
CarMax Inc.(a)(b)	23,841	1,969,505
Dick’s Sporting Goods Inc.	3,851	542,991
Home Depot Inc. (The)	50,841	16,972,759
Lithia Motors Inc.	5,136	1,594,882
Lowe’s Companies Inc.	27,166	6,364,179
Murphy USA Inc.	956	293,521
O’Reilly Automotive Inc.(a)	271	250,889
Ross Stores Inc.	2,340	268,258

Security	Shares	Value

Specialty Retail (continued)
TJX Companies Inc. (The)	18,227	$1,577,182
Tractor Supply Co.	18,059	4,045,035
Wayfair Inc., Class A(a)	9,190	715,625
Williams-Sonoma Inc.	13,065	1,811,332

		38,116,053

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	588,340	115,579,393
Hewlett Packard Enterprise Co.	257,396	4,473,542
HP Inc.	58,990	1,936,642
NetApp Inc.	18,460	1,440,065
Western Digital Corp.(a)	23,976	1,020,418

		124,450,060

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp.(a)	5,389	2,929,945
Nike Inc., Class B	66,212	7,309,143
PVH Corp.	9,365	839,479
VF Corp.	29,793	590,199

		11,668,766

Trading Companies & Distributors — 0.2%
MSC Industrial Direct Co. Inc., Class A	3,401	343,229
WW Grainger Inc.	3,411	2,518,989

		2,862,218

Total Long-Term Investments — 98.8% (Cost: $1,507,847,277)		1,663,553,084

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(c)(d)(e)	9,484,892	9,487,737
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(c)(d)	18,240,000	18,240,000

Total Short-Term Securities — 1.6% (Cost: $27,725,824)		27,727,737

Total Investments — 100.4% (Cost: $1,535,573,101)		1,691,280,821

Liabilities in Excess of Other Assets — (0.4)%		(7,302,110)

Net Assets — 100.0%		$1,683,978,711

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,867,997	$611,208	(a)	$—	$7,283	$1,249	$9,487,737	9,484,892	$187,787	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,910,000	3,330,000	(a)	—	—	—	18,240,000	18,240,000	585,276		—
BlackRock Inc.(c)	4,055,900	7,116		(4,572,262)	(200,060)	709,306	—	—	—		—

					$(192,777)	$710,555	$27,727,737		$773,063		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	84	09/15/23	$19,381	$879,857

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$879,857	$—	$—	$—	$879,857

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$156,773	$—	$—	$—	$156,773

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$422,359	$—	$—	$—	$422,359

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Carbon Transition Readiness ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,533,044

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,663,553,084	$—	$—	$1,663,553,084
Short-Term Securities
Money Market Funds	27,727,737	—	—	27,727,737

	$1,691,280,821	$—	$—	$1,691,280,821

Derivative Financial Instruments(a)
Assets
Equity Contracts	$879,857	$—	$—	$879,857

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments July 31, 2023	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 8.1%
Alphabet Inc., Class A(a)	8,695	$1,154,001
Alphabet Inc., Class C, NVS(a)	3,417	454,837
Meta Platforms Inc, Class A(a)	2,322	739,789
Netflix Inc.(a)	671	294,549
Walt Disney Co. (The)(a)	79	7,022

		2,650,198

Consumer Discretionary — 17.2%
Airbnb Inc., Class A(a)	3,476	529,012
Amazon.com Inc.(a)	10,870	1,453,102
Booking Holdings Inc.(a)	160	475,328
Chewy Inc., Class A(a)(b)	443	15,018
Expedia Group Inc.(a)	720	88,222
Ford Motor Co.	11,295	149,207
General Motors Co.	3,064	117,566
Home Depot Inc. (The)	3,729	1,244,889
MercadoLibre Inc.(a)	109	134,947
Nike Inc., Class B	3,306	364,949
Rivian Automotive Inc., Class A(a)	2,168	59,924
Tesla Inc.(a)	3,759	1,005,269

		5,637,433

Consumer Staples — 1.5%
Costco Wholesale Corp.	507	284,260
PepsiCo Inc.	1,028	192,709

		476,969

Energy — 11.1%
Baker Hughes Co., Class A	1,651	59,089
Chevron Corp.	7,595	1,242,998
ConocoPhillips	5,455	642,163
Devon Energy Corp.	2,976	160,704
EOG Resources Inc.	525	69,578
Exxon Mobil Corp.	11,300	1,211,812
Halliburton Co.	5,191	202,864
Occidental Petroleum Corp.	931	58,774

		3,647,982

Financials — 14.5%
Bank of America Corp.	18,199	582,368
Berkshire Hathaway Inc., Class B(a)	772	271,713
Blackstone Inc., NVS	1,570	164,520
Block Inc.(a)	350	28,186
Cboe Global Markets Inc.	246	34,361
Goldman Sachs Group Inc. (The)	298	106,049
JPMorgan Chase & Co.	6,006	948,708
Mastercard Inc., Class A	2,558	1,008,568
PayPal Holdings Inc.(a)	1,111	84,236
Visa Inc., Class A	6,272	1,491,043
Willis Towers Watson PLC	187	39,519

		4,759,271

Health Care — 3.0%
AbbVie Inc.	744	111,286
Abiomed Inc., CVR(c)	53	148
Elevance Health Inc.	179	84,422
Johnson & Johnson	1,347	225,663
UnitedHealth Group Inc.	1,118	566,122

		987,641

Security	Shares	Value

Industrials — 4.9%
Automatic Data Processing Inc.	283	$69,975
Caterpillar Inc.	1,470	389,800
Union Pacific Corp.	928	215,314
United Parcel Service Inc., Class B	4,895	916,001

		1,591,090

Information Technology — 33.3%
Accenture PLC, Class A	1,060	335,331
Adobe Inc.(a)	1,088	594,233
Advanced Micro Devices Inc.(a)	3,091	353,610
Apple Inc.	15,299	3,005,489
Applied Materials Inc.	1,098	166,446
Broadcom Inc.	1,121	1,007,387
Intuit Inc.	335	171,419
Microsoft Corp.	9,198	3,089,792
Nvidia Corp.	2,747	1,283,646
Qualcomm Inc.	1,454	192,175
Salesforce Inc.(a)	1,034	232,660
ServiceNow Inc.(a)	402	234,366
Texas Instruments Inc.	1,310	235,800

		10,902,354

Materials — 3.0%
Freeport-McMoRan Inc.	644	28,755
Linde PLC	1,402	547,719
Nucor Corp.	2,335	401,830

		978,304

Real Estate — 3.2%
Prologis Inc.	5,617	700,721
Public Storage	1,295	364,866

		1,065,587

Total Long-Term Investments — 99.8% (Cost: $28,895,453)		32,696,829

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	13,794	13,799
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	50,000	50,000

Total Short-Term Securities — 0.2% (Cost: $63,799)		63,799

Total Investments — 100.0% (Cost: $28,959,252)		32,760,628

Liabilities in Excess of Other Assets — (.00)%		(6,775)

Net Assets — 100.0%		$32,753,853

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock U.S. Equity Factor Rotation ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,425,099	$—	$(1,411,513	)(a)	$361	$(148)	$13,799	13,794	$502	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	240,000	—	(190,000	)(a)	—	—	50,000	50,000	2,628		—

					$361	$(148)	$63,799		$3,130		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$32,696,681	$—	$148	$32,696,829
Short-Term Securities
Money Market Funds	63,799	—	—	63,799

	$32,760,480	$—	$148	$32,760,628

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.2%
Aristocrat Leisure Ltd.	94,699	$2,508,124
Australia & New Zealand Banking Group Ltd.	22,670	393,305
BlueScope Steel Ltd.	16,815	247,971
Brambles Ltd.	61,207	579,065
Cochlear Ltd.	7,991	1,285,531
Commonwealth Bank of Australia	8,963	637,706
CSL Ltd.	16,882	3,040,721
Fortescue Metals Group Ltd.	133,756	1,966,310
GPT Group (The)	318,066	929,662
IDP Education Ltd.	4,420	74,072
IGO Ltd.	117,413	1,097,138
Insurance Australia Group Ltd.	25,299	100,994
Lottery Corp. Ltd. (The)	208,087	724,121
Macquarie Group Ltd.	58,894	6,945,364
Medibank Pvt Ltd.	259,125	611,770
Mineral Resources Ltd.	8,519	411,611
Mirvac Group	134,935	212,698
National Australia Bank Ltd.	123,539	2,366,519
Pilbara Minerals Ltd.	146,663	479,814
Qantas Airways Ltd.(a)	366,672	1,611,073
QBE Insurance Group Ltd.	35,723	379,267
REA Group Ltd.	7,479	792,874
Rio Tinto Ltd.	13,554	1,073,271
Santos Ltd.	17,946	96,567
Stockland	483,069	1,372,897
Suncorp Group Ltd.	42,955	411,596
Transurban Group	52,187	503,868
Vicinity Ltd.	406,527	540,520
Wesfarmers Ltd.	63,855	2,133,532
Westpac Banking Corp.	74,973	1,126,909
Woodside Energy Group Ltd.	40,785	1,051,241

		35,706,111

Austria — 0.2%
Erste Group Bank AG	6,071	229,459
Verbund AG	12,617	1,045,406

		1,274,865

Belgium — 0.8%
Anheuser-Busch InBev SA/NV	37,055	2,119,755
KBC Group NV	6,666	501,715
Umicore SA	70,951	2,101,223
Warehouses De Pauw CVA	5,765	170,340

		4,893,033

Canada — 10.7%
Algonquin Power & Utilities Corp.	81,174	669,755
Alimentation Couche-Tard Inc.	14,122	714,962
ARC Resources Ltd.	43,195	652,519
Bank of Nova Scotia (The)	115,651	5,823,552
BCE Inc.	44,401	1,917,932
Brookfield Asset Management Ltd.	8,894	300,008
Brookfield Corp., Class A	62,338	2,176,027
Canadian Pacific Kansas City Ltd.	20,357	1,674,997
CCL Industries Inc., Class B, NVS	3,079	147,616
CGI Inc.(a)	15,609	1,586,172
Empire Co. Ltd., Class A, NVS	36,284	985,349
Enbridge Inc.	149,792	5,507,084
First Quantum Minerals Ltd.	10,401	308,484
Fortis Inc.	16,037	683,608
Franco-Nevada Corp.	40,046	5,843,591

Security	Shares	Value

Canada (continued)
Gildan Activewear Inc.	4,959	$154,225
iA Financial Corp. Inc.	1,176	81,477
IGM Financial Inc.	3,573	111,337
Loblaw Companies Ltd.	7,249	643,183
Manulife Financial Corp.	19,932	398,443
Metro Inc.	1,947	104,788
Northland Power Inc.	69,433	1,343,219
Nutrien Ltd.	11,277	777,114
Parkland Corp.	45,896	1,253,339
Pembina Pipeline Corp.	5,982	189,397
Restaurant Brands International Inc.	49,866	3,817,520
Royal Bank of Canada	101,885	10,100,805
Shopify Inc., Class A(a)	55,383	3,741,340
Sun Life Financial Inc.	74,910	3,942,482
TELUS Corp.	95,167	1,694,552
Toronto-Dominion Bank (The)	58,894	3,883,837
West Fraser Timber Co. Ltd.	2,365	199,258

		61,427,972

Denmark — 3.0%
Chr Hansen Holding A/S	3,692	278,981
Danske Bank A/S	98,005	2,327,135
DSV A/S	22,271	4,457,317
Novo Nordisk A/S, Class B	51,337	8,278,204
Novozymes A/S, Class B	5,020	251,770
Vestas Wind Systems A/S(a)	60,111	1,607,756

		17,201,163

Finland — 0.7%
Fortum OYJ	32,168	435,466
Neste OYJ	29,084	1,070,729
Stora Enso OYJ, Class R	8,443	103,505
Wartsila OYJ Abp	204,039	2,563,311

		4,173,011

France — 10.8%
Airbus SE	4,284	631,033
Alstom SA	9,497	290,800
Amundi SA(b)	20,733	1,272,289
Arkema SA	2,622	282,754
AXA SA	47,801	1,469,348
BioMerieux	11,668	1,252,552
Bollore SE	91,325	577,422
Capgemini SE	12,148	2,201,443
Carrefour SA	78,451	1,568,324
Cie. de Saint-Gobain	18,276	1,236,031
Danone SA	3,318	202,619
Dassault Systemes SE	20,471	874,903
Engie SA	47,847	784,945
EssilorLuxottica SA	10,872	2,187,177
Gecina SA	1,713	185,197
Hermes International	535	1,184,097
Ipsen SA	6,549	825,350
Kering SA	154	88,421
Klepierre SA	28,017	743,674
La Francaise des Jeux SAEM(b)	3,354	128,047
Legrand SA	42,834	4,294,310
L’Oreal SA	11,842	5,507,826
LVMH Moet Hennessy Louis Vuitton SE	11,450	10,634,388
Publicis Groupe SA	3,354	270,417
Remy Cointreau SA	708	121,534
Renault SA	12,917	567,336

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Sanofi	44,073	$4,701,907
Sartorius Stedim Biotech	1,569	490,895
Schneider Electric SE	44,787	7,988,748
SEB SA	1,947	217,959
Societe Generale SA	4,646	126,356
Sodexo SA	13,407	1,375,255
Teleperformance	5,487	795,828
TotalEnergies SE	87,492	5,315,708
Vinci SA	3,187	374,305
Vivendi SE	55,769	497,925
Wendel SE	2,000	197,429
Worldline SA/France(a)(b)	23,750	941,436

		62,405,988

Germany — 5.5%
adidas AG	700	141,320
Allianz SE, Registered	19,445	4,647,342
BASF SE	18,201	975,774
Commerzbank AG	17,343	207,448
Covestro AG(a)(b)	7,741	415,838
Deutsche Bank AG, Registered	64,768	717,962
Deutsche Post AG, Registered	20,693	1,064,100
Deutsche Telekom AG, Registered	90,137	1,965,098
E.ON SE	27,401	346,631
HeidelbergCement AG	11,864	961,552
HelloFresh SE(a)	3,050	86,971
Henkel AG & Co. KGaA	1,817	126,976
Mercedes-Benz Group AG	20,852	1,665,302
Merck KGaA	10,401	1,827,715
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	7,538	2,837,649
Puma SE	7,229	488,545
Rational AG	177	132,495
SAP SE	37,301	5,088,287
Siemens AG, Registered	31,269	5,329,555
Siemens Healthineers AG(b)	31,616	1,836,994
Telefonica Deutschland Holding AG	103,570	279,057
Vonovia SE	8,893	207,207
Zalando SE(a)(b)	16,210	559,645

		31,909,463

Hong Kong — 2.1%
AIA Group Ltd.	559,200	5,594,648
Budweiser Brewing Co. APAC Ltd.(b)	619,500	1,511,033
Hang Lung Properties Ltd.	243,000	379,213
Hang Seng Bank Ltd.	68,200	1,042,475
Hong Kong Exchanges & Clearing Ltd.	24,200	1,020,321
MTR Corp. Ltd.	273,500	1,260,370
Sands China Ltd.(a)	56,800	218,823
Swire Pacific Ltd., Class A	143,500	1,199,550
WH Group Ltd.(b)	190,500	103,973

		12,330,406

Ireland — 0.8%
Bank of Ireland Group PLC	48,552	512,263
CRH PLC	55,066	3,280,333
Flutter Entertainment PLC, Class DI(a)	1,553	308,891
Smurfit Kappa Group PLC	11,805	467,136

		4,568,623

Israel — 0.2%
Bank Leumi Le-Israel BM	44,499	355,218
CyberArk Software Ltd.(a)(c)	1,397	231,916

Security	Shares	Value

Israel (continued)
Nice Ltd.(a)	1,209	$263,164
Wix.com Ltd.(a)	3,525	332,478

		1,182,776

Italy — 2.0%
Amplifon SpA	10,291	348,166
Enel SpA	600,005	4,137,152
FinecoBank Banca Fineco SpA	97,590	1,515,303
Intesa Sanpaolo SpA	821,428	2,375,297
Telecom Italia SpA/Milano(a)	511,590	147,477
Terna - Rete Elettrica Nazionale	8,068	68,167
UniCredit SpA	109,942	2,783,758

		11,375,320

Japan — 19.3%
Advantest Corp.	17,800	2,461,915
Ajinomoto Co. Inc.	10,700	416,924
Asahi Group Holdings Ltd.	23,500	923,768
Astellas Pharma Inc.	53,800	786,682
Azbil Corp.	2,100	66,266
BayCurrent Consulting Inc.	1,900	61,360
Chugai Pharmaceutical Co. Ltd.	20,100	598,201
CyberAgent Inc.	195,900	1,238,431
Dai Nippon Printing Co. Ltd.	64,500	1,833,475
Daifuku Co. Ltd.	37,700	806,295
Daiichi Sankyo Co. Ltd.	41,100	1,265,864
Daikin Industries Ltd.	15,300	3,093,640
Denso Corp.	56,300	3,920,028
ENEOS Holdings Inc.	586,400	2,127,540
Fast Retailing Co. Ltd.	2,400	601,231
Fuji Electric Co. Ltd.	31,300	1,415,060
FUJIFILM Holdings Corp.	6,100	354,200
Fujitsu Ltd.	13,700	1,774,010
Hankyu Hanshin Holdings Inc.	49,000	1,627,921
Hitachi Ltd.	42,100	2,756,055
Honda Motor Co. Ltd.	230,900	7,361,412
Ibiden Co. Ltd.	20,900	1,270,287
Inpex Corp.	99,600	1,286,057
Japan Real Estate Investment Corp.	67	269,481
JFE Holdings Inc.	5,700	92,203
JSR Corp.	4,900	140,565
Keyence Corp.	800	358,994
Kirin Holdings Co. Ltd.	177,000	2,614,367
Komatsu Ltd.	39,000	1,092,563
Kubota Corp.	111,000	1,676,763
Kurita Water Industries Ltd.	34,000	1,367,316
Kyocera Corp.	53,900	2,900,470
Kyowa Kirin Co. Ltd.	6,200	118,393
MatsukiyoCocokara & Co.	1,000	58,522
Mazda Motor Corp.	22,300	221,227
Mitsubishi Corp.	5,700	291,649
Mitsubishi Electric Corp.	370,800	5,351,063
Mitsubishi Estate Co. Ltd.	51,800	634,845
Mitsubishi Heavy Industries Ltd.	31,100	1,475,509
Mitsui & Co. Ltd.	28,900	1,127,969
Mitsui OSK Lines Ltd.	34,300	886,717
Mizuho Financial Group Inc.	71,600	1,214,720
Murata Manufacturing Co. Ltd.	47,000	2,791,880
NGK Insulators Ltd.	154,100	1,889,923
Nidec Corp.	1,100	65,697
Nintendo Co. Ltd.	68,900	3,116,673

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Building Fund Inc.	194	$813,211
Nippon Express Holdings Inc.	24,300	1,424,738
Nippon Paint Holdings Co. Ltd.	53,100	486,516
Nippon Prologis REIT Inc.	414	846,592
Nippon Steel Corp.	84,000	1,919,935
Nippon Yusen KK	15,000	364,892
Nissan Motor Co. Ltd.	28,000	123,344
Nitori Holdings Co. Ltd.	900	110,207
Nitto Denko Corp.	7,400	526,221
Nomura Holdings Inc.	494,900	2,047,387
Nomura Research Institute Ltd.	42,300	1,201,951
NTT Data Group Corp.	57,000	792,938
Olympus Corp.	36,300	592,304
Omron Corp.	47,700	2,560,358
Panasonic Holdings Corp.	377,200	4,655,924
Renesas Electronics Corp.(a)	30,700	592,321
Ricoh Co. Ltd.	12,300	109,417
Secom Co. Ltd.	14,100	946,178
Sekisui Chemical Co. Ltd.	188,600	2,864,740
Seven & i Holdings Co. Ltd.	3,200	132,752
Shin-Etsu Chemical Co. Ltd.	48,500	1,597,825
SoftBank Corp.	45,800	508,586
SoftBank Group Corp.	18,100	920,609
Sony Group Corp.	32,300	3,025,419
Sumitomo Chemical Co. Ltd.	51,400	158,526
Sumitomo Metal Mining Co. Ltd.	22,300	770,135
Sumitomo Mitsui Trust Holdings Inc.	21,900	851,947
Sysmex Corp.	6,500	440,148
TDK Corp.	28,800	1,103,278
Terumo Corp.	51,800	1,696,402
Tokyo Electron Ltd.	3,500	525,304
Toray Industries Inc.	339,700	1,902,120
Toshiba Corp.	23,400	755,498
TOTO Ltd.	18,400	565,655
Toyota Industries Corp.	13,600	982,833
Toyota Motor Corp.	200,300	3,367,794
Trend Micro Inc./Japan	2,000	94,491
USS Co. Ltd.	47,100	816,718
Yamaha Corp	1,700	65,872
Yamaha Motor Co. Ltd.	5,200	152,510
ZOZO Inc.	4,600	89,801

		111,307,528

Netherlands — 3.6%
ABN AMRO Bank NV, CVA(b)	24,109	409,930
Aegon NV	21,952	119,162
Akzo Nobel NV	6,609	565,387
ASML Holding NV	15,089	10,807,780
ING Groep NV	166,618	2,432,067
Koninklijke Philips NV(a)	63,855	1,326,500
NN Group NV	60,187	2,307,264
OCI NV	2,168	61,787
Prosus NV	21,906	1,732,926
Wolters Kluwer NV	6,936	870,995

		20,633,798

New Zealand — 0.1%
Mercury NZ Ltd.	80,204	328,443

Norway — 1.3%
Aker BP ASA	68,539	1,919,954
Equinor ASA	106,896	3,269,786

Security	Shares	Value

Norway (continued)
Norsk Hydro ASA	177,188	$1,160,478
Orkla ASA	130,402	1,028,979

		7,379,197

Portugal — 0.3%
EDP - Energias de Portugal SA	55,564	259,586
Galp Energia SGPS SA	101,801	1,352,896
Jeronimo Martins SGPS SA	10,635	289,546

		1,902,028

Singapore — 0.9%
City Developments Ltd.	155,900	867,472
DBS Group Holdings Ltd.	117,000	3,018,254
Keppel Corp. Ltd.	46,792	259,847
United Overseas Bank Ltd.	40,000	907,339

		5,052,912

Spain — 2.7%
Acciona SA	2,703	405,176
Amadeus IT Group SA	17,831	1,279,126
Banco Bilbao Vizcaya Argentaria SA	27,276	216,200
Banco Santander SA	644,956	2,613,543
Cellnex Telecom SA(b)	7,944	324,426
Endesa SA	58,729	1,258,730
Grifols SA(a)	31,922	468,944
Iberdrola SA	590,102	7,365,371
Industria de Diseno Textil SA	31,792	1,216,928
Telefonica SA	108,449	462,075

		15,610,519

Sweden — 2.6%
Atlas Copco AB, Class A	31,152	442,542
Atlas Copco AB, Class B	30,017	370,677
Boliden AB	60,384	1,775,848
EQT AB	54,232	1,295,444
Evolution AB(b)	4,839	596,710
Fastighets AB Balder, Class B(a)	51,818	241,807
H & M Hennes & Mauritz AB, Class B	53,910	906,754
Nibe Industrier AB, Class B	116,260	1,047,242
Nordea Bank Abp	226,771	2,566,670
Skandinaviska Enskilda Banken AB, Class A	70,838	858,715
Swedbank AB, Class A	25,497	467,658
Tele2 AB, Class B	512,996	3,860,065
Telefonaktiebolaget LM Ericsson, Class B	80,367	404,284

		14,834,416

Switzerland — 10.3%
ABB Ltd., Registered	196,620	7,889,872
Barry Callebaut AG, Registered	53	99,375
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	115	1,406,477
Coca-Cola HBC AG, Class DI	4,919	144,731
Dufry AG, Registered(a)	5,091	263,044
Kuehne + Nagel International AG, Registered	1,299	406,452
Lonza Group AG, Registered	3,119	1,812,251
Nestle SA, Registered	95,989	11,760,489
Novartis AG, Registered	81,909	8,575,637
Partners Group Holding AG	1,928	2,164,438
Roche Holding AG, Bearer	4,786	1,586,899
Roche Holding AG, NVS	21,236	6,584,250
Schindler Holding AG, Participation Certificates, NVS	2,418	587,131
SGS SA	6,236	605,484
Siemens Energy AG(a)	7,566	128,180
SIG Group AG	4,368	116,773

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered	9,958	$3,099,303
Sonova Holding AG, Registered	8,733	2,434,280
STMicroelectronics NV	75,693	4,048,543
Swiss Life Holding AG, Registered	2,414	1,534,952
Swiss Re AG	20,996	2,190,708
Swisscom AG, Registered	230	147,903
Temenos AG, Registered	2,324	199,870
Zurich Insurance Group AG	3,348	1,618,753

		59,405,795

United Kingdom — 13.0%
3i Group PLC	77,352	1,962,510
Anglo American PLC	83,424	2,565,436
Antofagasta PLC	12,728	273,776
AstraZeneca PLC	58,551	8,412,385
Auto Trader Group PLC(b)	59,826	496,171
Aviva PLC	128,194	638,683
BAE Systems PLC	64,305	769,026
Barclays PLC	761,462	1,510,977
Berkeley Group Holdings PLC	29,595	1,650,149
BP PLC	482,897	2,996,109
BT Group PLC	706,938	1,107,761
CNH Industrial NV	76,320	1,102,288
Coca-Cola Europacific Partners PLC	24,891	1,577,840
Compass Group PLC	10,136	263,715
Diageo PLC	127,627	5,569,931
Entain PLC	7,986	142,242
Glencore PLC	255,064	1,551,155
GSK PLC	227,331	4,046,754
HSBC Holdings PLC	826,546	6,865,632
Intertek Group PLC	2,832	158,644
J Sainsbury PLC	602,720	2,145,975
JD Sports Fashion PLC	401,196	812,676
Johnson Matthey PLC	27,429	634,360
Land Securities Group PLC	12,530	104,059
Lloyds Banking Group PLC	2,683,143	1,550,178
London Stock Exchange Group PLC	4,364	473,907
Mondi PLC	4,053	71,092
NatWest Group PLC, NVS	246,708	774,426
Ocado Group PLC(a)	12,567	151,289
Pearson PLC	13,122	145,150
Prudential PLC	120,317	1,670,761
Reckitt Benckiser Group PLC	28,248	2,116,116
RELX PLC	123,890	4,169,729
Rio Tinto PLC	37,112	2,453,018
Segro PLC	75,037	735,329
Shell PLC	124,966	3,787,439
Standard Chartered PLC	96,950	931,258

Security	Shares	Value

United Kingdom (continued)
Tesco PLC	416,610	$1,379,842
Unilever PLC	128,004	6,878,025

		74,645,813

Total Common Stocks — 97.1% (Cost: $544,774,367)		559,549,180

Preferred Stocks

Germany — 0.8%
Bayerische Motoren Werke AG, Preference Shares, NVS	13,098	1,471,574
Dr Ing hc F Porsche AG, Preference Shares, NVS(b)	1,606	196,386
Henkel AG & Co. KGaA, Preference Shares, NVS	3,347	258,276
Sartorius AG, Preference Shares, NVS	600	247,548
Volkswagen AG, Preference Shares, NVS	17,374	2,301,630

		4,475,414

Total Preferred Stocks — 0.8% (Cost: $5,228,175)		4,475,414

Total Long-Term Investments — 97.9% (Cost: $550,002,542)		564,024,594

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.42%(d)(e)(f)	198,723	198,782
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.22%(d)(e)	9,720,000	9,720,000

Total Short-Term Securities — 1.7% (Cost: $9,918,782)		9,918,782

Total Investments — 99.6% (Cost: $559,921,324)		573,943,376

Other Assets Less Liabilities — 0.4%		2,318,355

Net Assets — 100.0%		$576,261,731

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/23	Shares Held at 07/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$652,247	$—		$(453,693	)(a)	$282	$(54)	$198,782	198,723	$8,110	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	4,860,000	4,860,000	(a)	—		—	—	9,720,000	9,720,000	212,143		—

						$282	$(54)	$9,918,782		$220,253		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	103	09/15/23	$11,360	$368,087

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$368,087	$—	$—	$—	$368,087

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$857,615	$—	$—	$—	$857,615

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$290,569	$—	$—	$—	$290,569

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,875,118

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2023	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$68,138,829	$491,410,351	$—	$559,549,180

Preferred Stocks	—	4,475,414	—	4,475,414

Short-Term Securities
Money Market Funds	9,918,782	—	—	9,918,782

	$78,057,611	$495,885,765	$—	$573,943,376

Derivative Financial Instruments(a)
Assets
Equity Contracts	$368,087	$—	$—	$368,087

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Statements of Assets and Liabilities

July 31, 2023

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Financial and Technology ETF	BlackRock Future Health ETF	BlackRock Future Innovators ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,231,185	$4,305,979	$5,646,067	$7,177,118
Investments, at value — affiliated(c)	234,600	444,167	779,473	817,113
Cash	2,175	5,189	6,563	1,504
Foreign currency, at value(d)	—	—	—	1,149
Receivables:
Investments sold	—	—	32,823	—
Securities lending income — affiliated	35	1,931	428	157
Dividends — unaffiliated	793	1,695	97	241
Dividends — affiliated	940	667	1,155	72
From the Manager	—	5,367	—	—
Tax reclaims	560	174	806	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	4,260	—

Total assets	4,470,288	4,765,169	6,471,672	7,997,354

LIABILITIES
Collateral on securities loaned, at value	44,581	244,169	519,568	797,317
Payables:
Investments purchased	—	—	10,450	—
Investment advisory fees	2,568	2,536	4,249	4,731
Unrealized depreciation on forward foreign currency exchange contracts	—	—	2,125	—

Total liabilities	47,149	246,705	536,392	802,048

Commitments and contingent liabilities
NET ASSETS	$4,423,139	$4,518,464	$5,935,280	$7,195,306

NET ASSETS CONSIST OF
Paid-in capital	$5,027,754	$4,998,389	$6,508,864	$14,161,270
Accumulated loss	(604,615)	(479,925)	(573,584)	(6,965,964)

NET ASSETS	$4,423,139	$4,518,464	$5,935,280	$7,195,306

NET ASSET VALUE
Shares outstanding	200,000	200,000	240,000	240,000

Net asset value	$22.12	$22.59	$24.73	$29.98

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,111,453	$4,005,616	$5,305,134	$7,513,383
(b) Securities loaned, at value	$43,953	$243,888	$502,803	$763,488
(c) Investments, at cost — affiliated	$234,595	$444,147	$779,371	$816,804
(d) Foreign currency, at cost	$—	$—	$—	$1,206

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

July 31, 2023

	BlackRock Future Tech ETF	BlackRock Future U.S. Themes ETF	BlackRock Large Cap Value ETF	BlackRock U.S. Carbon Transition Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$14,310,174	$4,884,778	$6,465,850	$1,663,553,084
Investments, at value — affiliated(c)	953,634	260,766	40,000	27,727,737
Cash	2,222	10,279	1,886	181,608
Cash pledged for futures contracts	—	3,000	—	951,000
Foreign currency, at value(d)	1	—	—	—
Receivables:
Securities lending income — affiliated	202	32	—	25,958
Dividends — unaffiliated	7,010	1,879	4,721	1,102,415
Dividends — affiliated	1,108	207	139	77,902
Tax reclaims	346	—	—	—
Variation margin on futures contracts	—	83	—	33,555

Total assets	15,274,697	5,161,024	6,512,596	1,693,653,259

LIABILITIES
Collateral on securities loaned, at value	704,151	220,797	—	9,487,987
Payables:
Investment advisory fees	10,539	2,469	2,981	186,561

Total liabilities	714,690	223,266	2,981	9,674,548

Commitments and contingent liabilities
NET ASSETS	$14,560,007	$4,937,758	$6,509,615	$1,683,978,711

NET ASSETS CONSIST OF
Paid-in capital	$20,156,233	$4,956,026	$5,965,456	$1,601,518,197
Accumulated earnings (loss)	(5,596,226)	(18,268)	544,159	82,460,514

NET ASSETS	$14,560,007	$4,937,758	$6,509,615	$1,683,978,711

NET ASSET VALUE
Shares outstanding	640,000	200,000	240,000	33,300,000

Net asset value	$22.75	$24.69	$27.12	$50.57

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$11,340,600	$4,337,977	$5,923,915	$1,507,847,277
(b) Securities loaned, at value	$707,952	$211,909	$—	$9,391,995
(c) Investments, at cost — affiliated	$953,434	$260,750	$40,000	$27,725,824
(d) Foreign currency, at cost	$1	$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Assets and Liabilities (continued)

July 31, 2023

	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$32,696,829	$564,024,594
Investments, at value — affiliated(c)	63,799	9,918,782
Cash	2,285	84,322
Cash pledged for futures contracts	—	360,000
Foreign currency, at value(d)	—	787,923
Receivables:
Securities lending income — affiliated	5	27
Capital shares sold	—	226,240
Dividends — unaffiliated	9,855	286,234
Dividends — affiliated	237	28,019
Tax reclaims	—	1,066,539

Total assets	32,773,010	576,782,680

LIABILITIES
Collateral on securities loaned, at value	13,799	198,783
Payables:
Investments purchased	—	226,239
Investment advisory fees	5,358	84,570
Variation margin on futures contracts	—	11,357

Total liabilities	19,157	520,949

Commitments and contingent liabilities
NET ASSETS	$32,753,853	$576,261,731

NET ASSETS CONSIST OF
Paid-in capital	$45,266,746	$611,291,566
Accumulated loss	(12,512,893)	(35,029,835)

NET ASSETS	$32,753,853	$576,261,731

NET ASSET VALUE
Shares outstanding	875,000	13,275,000

Net asset value	$37.43	$43.41

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$28,895,453	$550,002,542
(b) Securities loaned, at value	$13,560	$196,722
(c) Investments, at cost — affiliated	$63,799	$9,918,782
(d) Foreign currency, at cost	$—	$786,292

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended July 31, 2023

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Financial and Technology ETF (a)	BlackRock Future Health ETF	BlackRock Future Innovators ETF

INVESTMENT INCOME
Dividends — unaffiliated	$66,019	$42,772	$21,471	$16,792
Dividends — affiliated	9,935	9,585	8,085	6,688
Interest — unaffiliated	—	1,640	—	—
Securities lending income — affiliated — net	396	10,601	4,419	4,577
Foreign taxes withheld	(6,411)	(849)	(774)	(411)

Total investment income	69,939	63,749	33,201	27,646

EXPENSES
Investment advisory	29,013	28,062	50,239	56,627
Commitment costs	16	11	21	27

Total expenses	29,029	28,073	50,260	56,654

Less:
Investment advisory fees waived	(224)	(209)	(180)	(177)

Total expenses after fees waived	28,805	27,864	50,080	56,477

Net investment income (loss)	41,134	35,885	(16,879)	(28,831)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(234,262)	(792,277)	(288,121)	(1,544,308)
Investments — affiliated	80	(23)	103	448
Forward foreign currency exchange contracts	—	—	4,989	—
Foreign currency transactions	(1,360)	(567)	(632)	(250)
In-kind redemptions — unaffiliated(b)	—	—	29,776	110,965

	(235,542)	(792,867)	(253,885)	(1,433,145)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	534,934	300,363	530,746	1,937,230
Investments — affiliated	5	20	76	117
Forward foreign currency exchange contracts	—	—	2,135	—
Foreign currency translations	(2)	4	53	(31)

	534,937	300,387	533,010	1,937,316

Net realized and unrealized gain (loss)	299,395	(492,480)	279,125	504,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$340,529	$(456,595)	$262,246	$475,340

(a)	For the period from August 16, 2022 (commencement of operations) to July 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Statements of Operations (continued)

Year Ended July 31, 2023

	BlackRock Future Tech ETF	BlackRock Future U.S. Themes ETF	BlackRock Large Cap Value ETF (a)	BlackRock U.S. Carbon Transition Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$70,024	$58,899	$23,486	$23,678,433
Dividends — affiliated	19,069	1,771	241	585,276
Interest — unaffiliated	—	—	72	—
Securities lending income — affiliated — net	4,085	318	—	187,787
Foreign taxes withheld	(9,054)	(55)	—	(5,122)

Total investment income	84,124	60,933	23,799	24,446,374

EXPENSES
Investment advisory	104,431	26,211	6,638	4,137,633
Commitment costs	44	7	—	2,076

Total expenses	104,475	26,218	6,638	4,139,709

Less:
Investment advisory fees waived	(449)	(40)	(5)	(2,122,711)

Total expenses after fees waived	104,026	26,178	6,633	2,016,998

Net investment income (loss)	(19,902)	34,755	17,166	22,429,376

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,512,583)	(343,201)	(14,942)	(51,055,455)
Investments — affiliated	732	(42)	—	(204,262)
Foreign currency transactions	(1,307)	—	—	—
Futures contracts	—	4,372	—	156,773
In-kind redemptions — unaffiliated(b)	—	—	—	27,565,180
In-kind redemptions — affiliated(b)	—	—	—	11,485

	(3,513,158)	(338,871)	(14,942)	(23,526,279)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,756,402	931,011	541,935	182,599,027
Investments — affiliated	(80)	16	—	710,555
Foreign currency translations	(38)	—	—	—
Futures contracts	—	(531)	—	422,359

	4,756,284	930,496	541,935	183,731,941

Net realized and unrealized gain	1,243,126	591,625	526,993	160,205,662

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,223,224	$626,380	$544,159	$182,635,038

(a)	For the period from May 19, 2023 (commencement of operations) to July 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended July 31, 2023

	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$702,369	$15,739,699
Dividends — affiliated	2,628	212,143
Interest — unaffiliated	—	614
Securities lending income — affiliated — net	502	8,110
Foreign taxes withheld	(118)	(1,607,273)

Total investment income	705,381	14,353,293

EXPENSES
Investment advisory	123,416	1,574,915
Commitment costs	45	2,158

Total expenses	123,461	1,577,073

Less:
Investment advisory fees waived	(41,206)	(679,603)

Total expenses after fees waived	82,255	897,470

Net investment income	623,126	13,455,823

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,685,268)	(35,741,739)
Investments — affiliated	361	282
Foreign currency transactions	—	(15,714)
Futures contracts	—	857,615
In-kind redemptions — unaffiliated(a)	(538,928)	(1,950,435)

	(5,223,835)	(36,849,991)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,667,314	81,171,880
Investments — affiliated	(148)	(54)
Foreign currency translations	—	72,103
Futures contracts	—	290,569

	6,667,166	81,534,498

Net realized and unrealized gain	1,443,331	44,684,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,066,457	$58,140,330

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets

	BlackRock Future Climate and Sustainable Economy ETF		BlackRock Future Financial and Technology ETF

	Year Ended 07/31/23	Period From 08/03/21 to 07/31/22 (a)	Period From 08/16/22 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,134	$25,821	$35,885
Net realized loss	(235,542)	(494,666)	(792,867)
Net change in unrealized appreciation (depreciation)	534,937	(415,212)	300,387

Net increase (decrease) in net assets resulting from operations	340,529	(884,057)	(456,595)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(33,795)	(27,292)	(23,350)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	5,027,754	4,998,409

NET ASSETS
Total increase in net assets	306,734	4,116,405	4,518,464
Beginning of period	4,116,405	—	—

End of period	$4,423,139	$4,116,405	$4,518,464

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Future Health ETF		BlackRock Future Innovators ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(16,879)	$(37,054)	$(28,831)	$(90,849)
Net realized loss	(253,885)	(598,904)	(1,433,145)	(3,734,284)
Net change in unrealized appreciation (depreciation)	533,010	(1,397,944)	1,937,316	(4,210,914)

Net increase (decrease) in net assets resulting from operations	262,246	(2,033,902)	475,340	(8,036,047)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,752,750)	2,251,107	(1,080,158)	(7,188,608)

NET ASSETS
Total increase (decrease) in net assets	(1,490,504)	217,205	(604,818)	(15,224,655)
Beginning of year	7,425,784	7,208,579	7,800,124	23,024,779

End of year	$5,935,280	$7,425,784	$7,195,306	$7,800,124

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Changes in Net Assets (continued)

	BlackRock Future Tech ETF		BlackRock Future U.S. Themes ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Period From 12/14/21 to 07/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(19,902)	$(93,494)	$34,755	$17,164
Net realized loss	(3,513,158)	(3,363,742)	(338,871)	(230,008)
Net change in unrealized appreciation (depreciation)	4,756,284	(4,802,469)	930,496	(381,033)

Net increase (decrease) in net assets resulting from operations	1,223,224	(8,259,705)	626,380	(593,877)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	—	(37,141)	(13,630)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	738,698	538,970	—	4,956,026

NET ASSETS
Total increase (decrease) in net assets	1,961,922	(7,720,735)	589,239	4,348,519
Beginning of period	12,598,085	20,318,820	4,348,519	—

End of period	$14,560,007	$12,598,085	$4,937,758	$4,348,519

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Value ETF		BlackRock U.S. Carbon Transition Readiness ETF

	Period From 05/19/23 to 07/31/23	(a)	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,166		$22,429,376	$18,767,846
Net realized gain (loss)	(14,942)		(23,526,279)	6,373,624
Net change in unrealized appreciation (depreciation)	541,935		183,731,941	(125,066,472)

Net increase (decrease) in net assets resulting from operations	544,159		182,635,038	(99,925,002)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		(22,379,758)	(41,628,906)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,965,456		114,373,008	127,015,451

NET ASSETS
Total increase (decrease) in net assets	6,509,615		274,628,288	(14,538,457)
Beginning of period	—		1,409,350,423	1,423,888,880

End of period	$6,509,615		$1,683,978,711	$1,409,350,423

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Equity Factor Rotation ETF		BlackRock World ex U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/23	Year Ended 07/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$623,126	$1,139,870	$13,455,823	$15,174,818
Net realized gain (loss)	(5,223,835)	6,903,579	(36,849,991)	(17,955,343)
Net change in unrealized appreciation (depreciation)	6,667,166	(20,383,932)	81,534,498	(83,378,484)

Net increase (decrease) in net assets resulting from operations	2,066,457	(12,340,483)	58,140,330	(86,159,009)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(748,865)	(5,841,846)	(15,105,730)	(18,699,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(42,033,410)	(4,636,185)	90,912,171	(58,425,735)

NET ASSETS
Total increase (decrease) in net assets	(40,715,818)	(22,818,514)	133,946,771	(163,284,502)
Beginning of year	73,469,671	96,288,185	442,314,960	605,599,462

End of year	$32,753,853	$73,469,671	$576,261,731	$442,314,960

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Future Climate and Sustainable Economy ETF

	Year Ended 07/31/23	Period From 08/03/21 to 07/31/22	(a)

Net asset value, beginning of period	$20.58	$25.14

Net investment income(b)	0.21	0.13
Net realized and unrealized gain (loss)(c)	1.50	(4.55)

Net increase (decrease) from investment operations	1.71	(4.42)

Distributions from net investment income(d)	(0.17)	(0.14)

Net asset value, end of period	$22.12	$20.58

Total Return(e)
Based on net asset value	8.31%	(17.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.70%	0.70	%(h)

Total expenses after fees waived	0.69%	0.70	%(h)

Net investment income	0.99%	0.56	%(h)

Supplemental Data
Net assets, end of period (000)	$4,423	$4,116

Portfolio turnover rate(i)	40%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Future Financial and Technology ETF

	Period From 08/16/22 to 07/31/23	(a)

Net asset value, beginning of period	$24.99

Net investment income(b)	0.18
Net realized and unrealized loss(c)	(2.46)

Net decrease from investment operations	(2.28)

Distributions from net investment income(d)	(0.12)

Net asset value, end of period	$22.59

Total Return(e)
Based on net asset value	(9.09	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.70	%(h)

Total expenses after fees waived	0.70	%(h)

Net investment income	0.90	%(h)

Supplemental Data
Net assets, end of period (000)	$4,518

Portfolio turnover rate(i)	83%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Health ETF

	Year Ended 07/31/23	Year Ended 07/31/22		Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$23.21	$30.04		$25.13

Net investment loss(b)	(0.07)	(0.13)		(0.15)
Net realized and unrealized gain (loss)(c)	1.59	(6.70)		5.06

Net increase (decrease) from investment operations	1.52	(6.83)		4.91

Net asset value, end of period	$24.73	$23.21		$30.04

Total Return(d)
Based on net asset value	6.56%	(22.72	)%(e)	19.50%(f)

Ratios to Average Net Assets(g)
Total expenses	0.85%	0.85%		0.85%(h)

Total expenses after fees waived	0.85%	0.85%		0.85%(h)

Net investment loss	(0.29)%	(0.49)%		(0.64)%(h)

Supplemental Data
Net assets, end of period (000)	$5,935	$7,426		$7,209

Portfolio turnover rate(i)	74%	103%		39%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -22.73%.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Innovators ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$27.86	$50.05	$35.18

Net investment loss(b)	(0.11)	(0.25)	(0.27)
Net realized and unrealized gain (loss)(c)	2.23	(21.94)	15.14

Net increase (decrease) from investment operations	2.12	(22.19)	14.87

Net asset value, end of period	$29.98	$27.86	$50.05

Total Return(d)
Based on net asset value	7.61%	(44.34)%	42.27	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.80%	0.80%	0.80	%(g)

Total expenses after fees waived	0.80%	0.80%	0.80	%(g)

Net investment loss	(0.41)%	(0.62)%	(0.67	)%(g)

Supplemental Data
Net assets, end of period (000)	$7,195	$7,800	$23,025

Portfolio turnover rate(h)	35%	45%	50%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Tech ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 09/29/20 to 07/31/21	(a)

Net asset value, beginning of period	$21.00	$36.28	$25.25

Net investment loss(b)	(0.03)	(0.17)	(0.18)
Net realized and unrealized gain (loss)(c)	1.78	(15.11)	11.21

Net increase (decrease) from investment operations	1.75	(15.28)	11.03

Net asset value, end of period	$22.75	$21.00	$36.28

Total Return(d)
Based on net asset value	8.35%	(42.12)%	43.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88%	0.88%	0.88	%(g)

Total expenses after fees waived	0.88%	0.88%	0.88	%(g)

Net investment loss	(0.17)%	(0.58)%	(0.64	)%(g)

Supplemental Data
Net assets, end of period (000)	$14,560	$12,598	$20,319

Portfolio turnover rate(h)	68%	51%	38%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future U.S. Themes ETF

	Year Ended 07/31/23	Period From 12/14/21 to 07/31/22	(a)

Net asset value, beginning of period	$21.74	$24.78

Net investment income(b)	0.17	0.09
Net realized and unrealized gain (loss)(c)	2.97	(3.06)

Net increase (decrease) from investment operations	3.14	(2.97)

Distributions from net investment income(d)	(0.19)	(0.07)

Net asset value, end of period	$24.69	$21.74

Total Return(e)
Based on net asset value	14.56%	(11.99	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60%	0.60	%(h)

Total expenses after fees waived	0.60%	0.60	%(h)

Net investment income	0.80%	0.61	%(h)

Supplemental Data
Net assets, end of period (000)	$4,938	$4,349

Portfolio turnover rate(i)	87%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Large Cap Value ETF

	Period From 05/19/23 to 07/31/23	(a)

Net asset value, beginning of period	$24.95

Net investment income(b)	0.07
Net realized and unrealized gain(c)	2.10

Net increase from investment operations	2.17

Net asset value, end of period	$27.12

Total Return(d)
Based on net asset value	8.70	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.55	%(g)

Total expenses after fees waived	0.55	%(g)

Net investment income	1.42	%(g)

Supplemental Data
Net assets, end of period (000)	$6,510

Portfolio turnover rate(h)	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$45.83	$50.58	$46.60

Net investment income(b)	0.72	0.65	0.17
Net realized and unrealized gain (loss)(c)	4.74	(4.00)	3.90

Net increase (decrease) from investment operations	5.46	(3.35)	4.07

Distributions(d)
From net investment income	(0.72)	(0.63)	(0.09)
From net realized gain	—	(0.77)	—

Total distributions	(0.72)	(1.40)	(0.09)

Net asset value, end of period	$50.57	$45.83	$50.58

Total Return(e)
Based on net asset value	12.16%	(6.90)%	8.74	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.29%	0.29%	0.29	%(h)

Total expenses after fees waived	0.14%	0.14%	0.14	%(h)

Net investment income	1.59%	1.31%	1.07	%(h)

Supplemental Data
Net assets, end of period (000)	$1,683,979	$1,409,350	$1,423,889

Portfolio turnover rate(i)	31%	58%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 03/19/19 to 07/31/19	(a)

Net asset value, beginning of period	$31.60	$37.03	$27.27	$26.52	$25.00

Net investment income(b)	0.47	0.40	0.45	0.52	0.16
Net realized and unrealized gain (loss)(c)	5.88	(3.84)	9.78	0.67	1.48

Net increase (decrease) from investment operations	6.35	(3.44)	10.23	1.19	1.64

Distributions(d)
From net investment income	(0.52)	(0.42)	(0.47)	(0.44)	(0.12)
From net realized gain	—	(1.57)	—	—	—

Total distributions	(0.52)	(1.99)	(0.47)	(0.44)	(0.12)

Net asset value, end of period	$37.43	$31.60	$37.03	$27.27	$26.52

Total Return(e)
Based on net asset value	20.47%	(9.94)%	37.87%	4.61%	6.59	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(h)

Total expenses after fees waived	0.20%	0.20%	0.20%	0.20%	0.20	%(h)

Net investment income	1.51%	1.15%	1.41%	1.97%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$32,754	$73,470	$96,288	$89,992	$21,214

Portfolio turnover rate(i)	118%	102%	146%	175%	42%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF

	Year Ended 07/31/23	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$39.85	$48.06	$46.16

Net investment income(b)	1.20	1.23	0.39
Net realized and unrealized gain (loss)(c)	3.69	(7.93)	1.82

Net increase (decrease) from investment operations	4.89	(6.70)	2.21

Distributions(d)
From net investment income	(1.33)	(1.30)	(0.31)
From net realized gain	—	(0.21)	—

Total distributions	(1.33)	(1.51)	(0.31)

Net asset value, end of period	$43.41	$39.85	$48.06

Total Return(e)
Based on net asset value	12.50%	(14.15)%	4.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.20%	0.20%	0.20	%(h)

Net investment income	2.99%	2.73%	2.58	%(h)

Supplemental Data
Net assets, end of period (000)	$576,262	$442,315	$605,599

Portfolio turnover rate(i)	39%	47%	19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Future Climate and Sustainable Economy	Non-diversified
Future Financial and Technology(a)	Non-diversified
Future Health	Non-diversified
Future Innovators	Non-diversified
Future Tech	Non-diversified
Future U.S. Themes	Non-diversified
Large Cap Value(b)	Non-diversified
U.S. Carbon Transition Readiness	Non-diversified
U.S. Equity Factor Rotation	Diversified
World ex U.S. Carbon Transition Readiness	Non-diversified

(a)	The Fund commenced operations on August 16, 2022.
(b)	The Fund commenced operations on May 19, 2023.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On May 23, 2023, the Board approved the liquidation of BlackRock Future Innovators ETF. After the close of business on October 30, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are expected to be sent to shareholders on or about November 2, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (continued)

are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of July 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

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Notes to Financial Statements (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Climate and Sustainable Economy
Scotia Capital (USA), Inc.	$43,953	$(43,953)	$—		$—

Future Financial and Technology
Goldman Sachs & Co. LLC	$33,874	$(33,387)	$—		$487	(b)
J.P. Morgan Securities LLC	136,476	(135,897)	—		579	(b)
Jefferies LLC	73,538	(73,538)	—		—

	$243,888	$(242,822)	$—		$1,066

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Notes to Financial Statements (continued)

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Health
Barclays Bank PLC	$27,620	$(27,620)	$—		$—
BNP Paribas SA	67,872	(67,872)	—		—
Citadel Clearing LLC	54,038	(54,038)	—		—
Goldman Sachs & Co. LLC	51,865	(51,865)	—		—
HSBC Bank PLC	98,839	(98,839)	—		—
J.P. Morgan Securities LLC	89,577	(89,577)	—		—
Jefferies LLC	11,126	(11,126)	—		—
Pershing LLC	60,702	(60,702)	—		—
Toronto-Dominion Bank	17,180	(17,180)	—		—
UBS AG	23,984	(23,984)	—		—

	$502,803	$(502,803)	$—		$—

Future Innovators
Barclays Bank PLC	$72,487	$(72,487)	$—		$—
Citigroup Global Markets, Inc.	109,616	(109,616)	—		—
Goldman Sachs & Co. LLC	38,784	(38,275)	—		509	(b)
HSBC Bank PLC	212,768	(212,768)	—		—
J.P. Morgan Securities LLC	201,784	(201,784)	—		—
Toronto-Dominion Bank	39,200	(39,200)	—		—
UBS AG	88,849	(88,849)	—		—

	$763,488	$(762,979)	$—		$509

Future Tech
BofA Securities, Inc.	$310,133	$(310,133)	$—		$—
Citadel Clearing LLC	95,310	(95,042)	—		268	(b)
Goldman Sachs & Co. LLC	126,096	(126,096)	—		—
J.P. Morgan Securities LLC	105,897	(100,562)	—		5,335	(b)
Jefferies LLC	70,516	(70,088)	—		428	(b)

	$707,952	$(701,921)	$—		$6,031

Future U.S. Themes
BofA Securities, Inc.	$49,992	$(49,992)	$—		$—
Goldman Sachs & Co. LLC	105,768	(105,768)	—		—
HSBC Bank PLC	11,999	(11,999)	—		—
J.P. Morgan Securities LLC	25,264	(25,264)	—		—
Morgan Stanley	18,886	(18,886)	—		—

	$211,909	$(211,909)	$—		$—

U.S. Carbon Transition Readiness
Barclays Bank PLC	$2,157,357	$(2,157,357)	$—		$—
BNP Paribas SA	394,782	(392,733)	—		2,049	(b)
J.P. Morgan Securities LLC	3,417,140	(3,417,140)	—		—
Jefferies LLC	137,412	(136,759)	—		653	(b)
National Financial Services LLC	744,984	(735,863)	—		9,121	(b)
RBC Capital Markets LLC	114,599	(114,599)	—		—
Toronto-Dominion Bank	936,415	(936,415)	—		—
UBS AG	68,690	(67,625)	—		1,065	(b)
UBS Securities LLC	1,420,616	(1,420,616)	—		—

	$9,391,995	$(9,379,107)	$—		$12,888

U.S. Equity Factor Rotation
Morgan Stanley	$13,560	$(13,560)	$—		$—

World ex U.S. Carbon Transition Readiness
HSBC Bank PLC	$196,722	$(196,722)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the

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Notes to Financial Statements (continued)

securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the BlackRock Future Climate and Sustainable Economy ETF and BlackRock Future Financial and Technology ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
Over $1 billion, up to and including $3 billion	0.66
Over $3 billion, up to and including $5 billion	0.63
Over $5 billion, up to and including $10 billion	0.61
Over $10 billion	0.60

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Innovators ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.80%
Over $1 billion, up to and including $3 billion	0.75
Over $3 billion, up to and including $5 billion	0.72
Over $5 billion, up to and including $10 billion	0.70
Over $10 billion	0.68

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock Future U.S. Themes ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
Over $1 billion, up to and including $3 billion	0.56
Over $3 billion, up to and including $5 billion	0.54
Over $5 billion, up to and including $10 billion	0.52
Over $10 billion	0.51

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Notes to Financial Statements (continued)

For its investment advisory services to the BlackRock Large Cap Value ETF, BFAwill be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.55%
Over $1 billion, up to and including $3 billion	0.51
Over $3 billion, up to and including $5 billion	0.48
Over $5 billion, up to and including $10 billion	0.46
Over $10 billion	0.45

For its investment advisory services to each of the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived
U.S. Carbon Transition Readiness	$2,109,446
U.S. Equity Factor Rotation	41,139
World ex U.S. Carbon Transition Readiness	674,964

In addition, BFA has contractually agreed to waive a portion of its management fees to each Fund, except BlackRock Large Cap Value ETF, in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2024. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

BFA has contractually agreed to waive a portion of its management fees to BlackRock Large Cap Value ETF in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2025. BFA has also contractually agreed to waive a portion of its management fees to the Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

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Notes to Financial Statements (continued)

For the year ended July 31, 2023, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived

Future Climate and Sustainable Economy	$224
Future Financial and Technology	209
Future Health	180
Future Innovators	177
Future Tech	449
Future U.S. Themes	40
Large Cap Value	5
U.S. Carbon Transition Readiness	13,265
U.S. Equity Factor Rotation	67
World ex U.S. Carbon Transition Readiness	4,639

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Future Climate and Sustainable Economy ETF and BlackRock Future Financial and Technology ETF.

Effective November 28, 2022, BFA has entered into a sub-advisory agreement with the Sub-Adviser, under which BFA pays the Sub-Adviser for services it provides to the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETFServicing Fees: BlackRock Future U.S. Themes ETF, BlackRock Large Cap Value ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future Innovators ETF, BlackRock Future U.S. Themes ETF, BlackRock Large Cap Value ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended July 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Amounts

Future Climate and Sustainable Economy	$117
Future Financial and Technology	2,384
Future Health	1,182
Future Innovators	1,590
Future Tech	1,206
Future U.S. Themes	123
U.S. Carbon Transition Readiness	47,762
U.S. Equity Factor Rotation	183
World ex U.S. Carbon Transition Readiness	2,063

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Carbon Transition Readiness	$42,945,806	$30,455,098	$(7,240,279)

U.S. Equity Factor Rotation	12,026,460	7,112,712	(886,708)

World ex U.S. Carbon Transition Readiness	—	954,800	(274,993)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Climate and Sustainable Economy	$1,649,236	$1,549,854

Future Financial and Technology	3,342,780	3,373,017

Future Health	4,265,183	4,383,904

Future Innovators	2,560,472	2,404,911

Future Tech	8,474,362	7,756,721

Future U.S. Themes	3,816,822	3,787,839

Large Cap Value	1,126,382	713,608

U.S. Carbon Transition Readiness	438,422,242	439,710,563

U.S. Equity Factor Rotation	49,309,356	49,209,336

World ex U.S. Carbon Transition Readiness	175,157,297	177,518,205

For the year ended July 31, 2023, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Financial and Technology	$4,828,193	$—

Future Health	—	1,664,874

Future Innovators	475,718	1,546,901

Future Tech	572,732	—

Large Cap Value	5,526,084	—

U.S. Carbon Transition Readiness	280,366,988	166,764,705

U.S. Equity Factor Rotation	9,887,364	51,830,772

World ex U.S. Carbon Transition Readiness	109,285,716	22,918,661

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of July 31, 2023, permanent differences attributable to nondeductible expenses, net operating loss, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings (Loss)

Future Financial and Technology	$(20)	$20

Future Health	24,576	(24,576)

Future Innovators	22,501	(22,501)

Future Tech	(29,322)	29,322

U.S. Carbon Transition Readiness	27,576,316	(27,576,316)

U.S. Equity Factor Rotation	(1,635,756)	1,635,756

World ex U.S. Carbon Transition Readiness	(1,982,409)	1,982,409

The tax character of distributions paid was as follows:

BlackRock ETF	Year Ended 07/31/23	Period Ended 07/31/22

Future Climate and Sustainable Economy Ordinary income	$33,795	$27,292

BlackRock ETF	Period Ended 07/31/23

Future Financial and Technology Ordinary income	$23,350

BlackRock ETF	Year Ended 07/31/23	Period Ended 07/31/22

Future U.S. Themes Ordinary income	$37,141	$13,630

BlackRock ETF	Year Ended 07/31/23	Year Ended 07/31/22

U.S. Carbon Transition Readiness Ordinary income	$22,379,758	$41,028,606
Long-term capital gains	—	600,300

	$22,379,758	$41,628,906

U.S. Equity Factor Rotation Ordinary income	$748,865	$3,211,227
Long-term capital gains	—	2,630,619

	$748,865	$5,841,846

World ex U.S. Carbon Transition Readiness Ordinary income	$15,105,730	$18,464,366
Long-term capital gains	—	235,392

	$15,105,730	$18,699,758

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of July 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

Future Climate and Sustainable Economy	$2,988	$(665,846)	$58,243		$—		$(604,615)
Future Financial and Technology	12,050	(738,342)	246,367		—		(479,925)
Future Health	1,153	(878,552)	303,815		—		(573,584)
Future Innovators	—	(6,586,576)	(358,897)		(20,491)		(6,965,964)
Future Tech	—	(8,460,713)	2,864,487		—		(5,596,226)
Future U.S. Themes	1,148	(566,166)	546,750		—		(18,268)
Large Cap Value	17,166	(6,051)	533,044		—		544,159
U.S. Carbon Transition Readiness	2,375,198	(75,602,907)	155,688,223		—		82,460,514
U.S. Equity Factor Rotation	—	(16,113,050)	3,600,157		—		(12,512,893)
World ex U.S. Carbon Transition Readiness	2,487,561	(50,087,189)	12,569,793		—		(35,029,835)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of July 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Climate and Sustainable Economy	$4,407,530	$424,533	$(366,278)	$58,255
Future Financial and Technology	4,503,783	506,385	(260,022)	246,363
Future Health	6,121,738	823,001	(519,199)	303,802
Future Innovators	8,353,067	1,123,464	(1,482,300)	(358,836)
Future Tech	12,399,294	3,532,881	(668,367)	2,864,514
Future U.S. Themes	4,598,794	629,058	(82,308)	546,750
Large Cap Value	5,972,806	553,962	(20,918)	533,044
U.S. Carbon Transition Readiness	1,535,592,598	223,575,125	(67,886,902)	155,688,223
U.S. Equity Factor Rotation	29,160,471	3,966,435	(366,278)	3,600,157

World ex U.S. Carbon Transition Readiness	561,397,626	44,173,941	(31,628,191)	12,545,750

9.	LINE OF CREDIT

The Trust, on behalf of the Funds (excluding Large Cap Value), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Future Financial and Technology invests a significant portion of its assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted, but may negatively impact the Fund.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/23		Period Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Future Climate and Sustainable Economy
Shares sold	—	$—	200,000	$5,027,754

	Period Ended 07/31/23
BlackRock ETF	Shares	Amount

Future Financial and Technology(a) Shares sold	200,000	$4,998,409

(a)	The Fund commenced operations on August 16, 2022.

	Year Ended 07/31/23		Year Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Future Health
Shares sold	—	$—	80,000	$2,251,107
Shares redeemed	(80,000)	(1,752,750)	—	—

	(80,000)	$(1,752,750)	80,000	$2,251,107

Future Innovators
Shares sold	20,000	$510,139	—	$—
Shares redeemed	(60,000)	(1,590,297)	(180,000)	(7,188,608)

	(40,000)	$(1,080,158)	(180,000)	$(7,188,608)

Future Tech
Shares sold	40,000	$738,698	120,000	$3,528,454
Shares redeemed	—	—	(80,000)	(2,989,484)

	40,000	$738,698	40,000	$538,970

	Year Ended 07/31/23		Period Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

Future U.S. Themes Shares sold	—	$—	200,000	$4,956,026

	Period Ended 07/31/23
BlackRock ETF	Shares	Amount

Large Cap Value(a) Shares sold	240,000	$5,965,456

(a)	The Fund commenced operations on May 19, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements (continued)

	Year Ended 07/31/23		Year Ended 07/31/22
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Carbon Transition Readiness
Shares sold	6,275,000	$285,078,971	8,200,000	$392,432,236
Shares redeemed	(3,725,000)	(170,705,963)	(5,600,000)	(265,416,785)

	2,550,000	$114,373,008	2,600,000	$127,015,451

U.S. Equity Factor Rotation
Shares sold	325,000	$9,990,719	2,775,000	$103,256,127
Shares redeemed	(1,775,000)	(52,024,129)	(3,050,000)	(107,892,312)

	(1,450,000)	$(42,033,410)	(275,000)	$(4,636,185)

World ex U.S. Carbon Transition Readiness
Shares sold	2,775,000	$114,752,294	375,000	$16,713,118
Shares redeemed	(600,000)	(23,840,123)	(1,875,000)	(75,138,853)

	2,175,000	$90,912,171	(1,500,000)	$(58,425,735)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

As of July 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares
Future Climate & Sustainable Economy	5,000
Future Financial & Technology	160,000
Future U.S. Themes	160,000
Large Cap Value	200,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock ETF Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting BlackRock ETF Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

BlackRock Future Climate and Sustainable Economy ETF(1)

BlackRock Future Financial and Technology ETF(2)

BlackRock Future Health ETF(3)

BlackRock Future Innovators ETF(3)

BlackRock Future Tech ETF (3)

BlackRock Future U.S. Themes ETF(4)

BlackRock Large Cap Value ETF(5)

BlackRock U.S. Carbon Transition Readiness ETF(3)

BlackRock U.S. Equity Factor Rotation ETF(3)

BlackRock World ex U.S. Carbon Transition Readiness ETF(3)

(1)

Statement of operations for the year ended July 31, 2023, and statement of changes in net assets for the year ended July 31, 2023 and the period August 3, 2021 (commencement of operations) to July 31, 2022.

(2)	Statement of operations and statement of changes in net assets for the period August 16, 2022 (commencement of operations) to July 31, 2023.

(3)	Statement of operations for the year ended July 31, 2023 and statement of changes in net assets for each of the two years in the period ended July 31, 2023.

(4)

Statement of operations for the year ended July 31, 2023, and statement of changes in net assets for the year ended July 31, 2023 and the period December 14, 2021 (commencement of operations) to July 31, 2022.

(5)	Statement of operations and statement of changes in net assets for the period May 19, 2023 (commencement of operations) to July 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 26, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	95

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2023:

BlackRock ETF	Qualified Dividend Income
Future Climate and Sustainable Economy	$62,774
Future Financial and Technology	42,225
Future Health	21,213
Future Innovators	12,950
Future Tech	42,162
Future U.S. Themes	59,095
Large Cap Value	19,487
U.S. Carbon Transition Readiness	22,046,150
U.S. Equity Factor Rotation	639,952
World ex U.S. Carbon Transition Readiness	14,827,543

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended July 31, 2023:

BlackRock ETF	Foreign Source Income Earned	Foreign Taxes Paid
Future Climate and Sustainable Economy	$50,465	$6,172
World ex U.S. Carbon Transition Readiness	15,740,205	1,492,848

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended July 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

BlackRock ETF	Dividends-Received Deduction
Future Climate and Sustainable Economy	39.34%
Future Financial and Technology	76.17%
Future Health	100.00%
Future U.S. Themes	100.00%
Large Cap Value	100.00%
U.S. Carbon Transition Readiness	94.48%
U.S. Equity Factor Rotation	98.23%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2023:

BlackRock ETF	Qualified Business Income
U.S. Carbon Transition Readiness	$376,678
U.S. Equity Factor Rotation	11,718

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Future Health ETF (“Future Health ETF”), BlackRock Future Innovators ETF (“Future Innovators ETF”), BlackRock Future Tech ETF (“Future Tech ETF”), BlackRock U.S. Equity Factor Rotation ETF (“U.S. Equity Factor Rotation ETF”), BlackRock U.S. Carbon Transition Readiness ETF (“U.S. Carbon Transition Readiness ETF”), BlackRock World ex U.S. Carbon Transition Readiness ETF (“World ex U.S. Carbon Transition Readiness ETF”), BlackRock Future Climate and Sustainable Economy ETF (“Future Climate and Sustainable Economy ETF”) and BlackRock Future U.S. Themes ETF (“Future U.S. Themes ETF” and, together with Future Health ETF, Future Innovators ETF, Future Tech ETF, Equity Factor ETF, U.S. Carbon Transition Readiness ETF and Future Climate and Sustainable Economy ETF, the “Funds”), and BlackRock Fund Advisors (the “Manager”), each Fund’s investment advisor.

The Board also considered the approval to continue (i) the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to U.S. Carbon Transition Readiness ETF (the “U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement”); (ii) the sub-advisory agreement between the Manager and the Sub-Advisor with respect to World ex U.S. Carbon Transition Readiness ETF (the “World ex U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement”); and (iii) the sub-advisory agreement between the Manager and the Sub-Advisor with respect to Future Climate and Sustainable Economy ETF (the “Future Climate and Sustainable Economy ETF Sub-Advisory Agreement” and, together with the U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement and the World ex U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of theAgreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to U.S. Carbon Transition Readiness ETF, World ex U.S. Carbon Transition Readiness ETF and Future Climate and Sustainable Economy ETF facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the applicable Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that for each of the one-year and since-inception periods reported, Future U.S. Themes ETF ranked in the first quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year and since-inception periods reported, World ex U.S. Carbon Transition Readiness ETF ranked in the third and second quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-year and since-inception periods reported, Future Health ETF ranked in the third and fourth quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-year and since-inception periods reported, U.S. Carbon Transition Readiness ETF ranked in the fourth and third quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for each of the one-year, three-year and since-inception periods reported, U.S. Equity Factor Rotation ETF ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by a strong tilt to quality and to a modest position in value. Quality underperformed the other style factors over 2022 due to its exposure to growth and future earnings, which were negatively impacted in the rising rate environment experienced in 2022. The value exposure benefited from this backdrop, but not enough to offset the drag from quality. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-year and since-inception periods reported, Future Tech ETF ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, the Fund underperformed peers due to its higher-growth profile. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-year and since-inception periods reported, Future Innovators ETF ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by an unfavorable market backdrop where small-mid cap growth stocks were out of favor as well as stock specific issues. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-year and since-inception periods reported, Future Climate and Sustainable Economy ETF ranked in the fourth quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods. The Board was informed that, among other things, underperformance was driven by competitor funds with higher allocation to renewable energy stocks had stronger performance than the Fund. Renewable energy, in particular solar energy, benefitted from the passing of the Inflation Reduction Act in the U.S. and an acceleration in renewable energy investment as a result of geopolitical tensions in Europe. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of Future Climate and Sustainable Economy ETF’s and U.S. Equity Factor Rotation ETF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that each of World ex U.S. Carbon Transition Readiness ETF’s and U.S. Carbon Transition Readiness ETF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Future U.S. Themes ETF’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers.

The Board noted that each of Future Innovators ETF’s and Future Health ETF’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the pertinent Fund. The Board noted that the pertinent Fund’s actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the pertinent Fund’s supplemental peer group.

The Board noted that Future Tech ETF’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the supplemental peer group.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Board noted that, with respect to World ex U.S. Carbon Transition Readiness ETF and U.S. Carbon Transition Readiness ETF, BlackRock and the Board have contractually agreed to waive a portion of the advisory fee payable by the Fund. Additionally, the Board noted that, with respect to U.S. Equity Factor Rotation ETF, BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending, ETF servicing and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of each Fund; (ii) the U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to U.S. Carbon Transition Readiness ETF; (iii) the World ex U.S. Carbon Transition Readiness ETF Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to World ex U.S. Carbon Transition Readiness ETF; and (iv) the Future Climate and Sustainable Economy ETF Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to Future Climate and Sustainable Economy ETF, each for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on April 18, 2023 (the “Organizational Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Large Cap Value ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with

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Disclosure of Investment Advisory Agreement (continued)

regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the estimated actual management fee rate and estimated total expense ratio would each rank in the third quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members present at the Organizational Meeting, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as

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Disclosure of Investment Advisory Agreement (continued)

all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Future Financial and Technology	$0.116748	$—	$—	$0.116748	100%	—%	—%	100%

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, ( “AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4.12 million. This figure is comprised of fixed remuneration of USD 685 thousand and variable remuneration of USD 3.43 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2.96 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 thousand. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation (applicable to BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF only)

Until December 29, 2022, each Fund was registered under the Alternative Investment Fund Managers Directive (“AIFMD”) to be marketed to EU investors as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”). Each Fund promotes environmental or social characteristics that met the criteria of Article 8 products under SFDR. Further detail around how each Fund has achieved these characteristics and objectives, including the extent of any investments that meet the EU criteria for environmentally sustainable economic activities, is included in the “SFDR Review” section below for the period from August 1, 2022 to the deregistration of the Funds from AIFMD on December 29, 2022.

For the reference period, 0% of each Fund’s investments was aligned with the EU Taxonomy Regulation.

SFDR Review

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

From August 1, 2022 to the deregistration of the Funds from AIFMD on December 29, 2022, the environmental and social characteristics being promoted by each Fund were met through the application of exclusionary screens based on certain environmental and social related characteristics. In addition, each Fund utilized the Manager’s proprietary Low Carbon Economy Transition Readiness (“LCETR”) strategy to overweight, relative to the underlying index, issuers that the Manager believed were best positioned to benefit from the transition to a low-carbon economy, and to underweight issuers that it believed were poorly positioned to so benefit. The Manager’s methodology sought to maximize each Fund’s exposure to issuers with the highest LCETR scores while minimizing risk exposures. Please refer to each Fund’s prospectus for additional information regarding the Fund’s investment strategy. The Manager remained satisfied that the issuers in which each Fund invested continued to maintain the good governance criteria set out in the Fund’s prospectus.

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Trustee and Officer Information (unaudited)

Independent Trustees(a)

Name (Year of Birth)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 169 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 169 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 169 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 169 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President—Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 169 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	107

Trustee and Officer Information (unaudited) (continued)

Independent Trustees(a) (continued)

Name (Year of Birth)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 169 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 169 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020;Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 169 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 169 Portfolios	None

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees(a) (continued)

Name (Year of Birth)(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Trustee (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 169 Portfolios	None

Interested Trustees(a)(c)

Name (Year of Birth)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (since 2019)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(d) 1964	Trustee, President and Chief Executive Officer (since 2019)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(d)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (since 2019)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	109

Trustee and Officer Information (unaudited) (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jay M. Fife 1970	Treasurer (since 2019)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-474-2737.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	111

Additional Information (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02114

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Currency Abbreviations

CHF	Swiss Franc

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

CAB	Capital Appreciation Bonds

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	113

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-7/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Climate and Sustainable Economy ETF	$16,160	$13,900	$0	$0	$9,700	$7,760	$0	$0
BlackRock Future Financial and Technology ETF	$14,544	$0	$0	$0	$9,700	$0	$0	$0
BlackRock Future Health ETF	$13,332	$12,700	$0	$0	$9,700	$9,700	$0	$0
BlackRock Future Innovators ETF	$13,332	$12,700	$0	$0	$9,700	$9,700	$0	$0
BlackRock Future Tech ETF	$13,332	$12,700	$0	$0	$9,700	$9,700	$0	$0
BlackRock U.S. Theme ETF	$13,332	$11,400	$0	$0	$9,700	$7,760	$0	$0
BlackRock Large Cap Value ETF	$13,200	$0	$0	$0	$9,700	$0	$0	$0
BlackRock U.S. Carbon Transition Readiness ETF	$16,160	$15,400	$0	$0	$9,700	$9,700	$0	$0
BlackRock U.S. Equity Factor Rotation ETF	$12,625	$12,000	$0	$0	$9,700	$9,700	$0	$0
BlackRock World ex U.S. Carbon Transition Readiness ETF	$13,332	$12,700	$0	$0	$9,700	$9,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Future Climate and Sustainable Economy ETF	$9,700	$7,760
BlackRock Future Financial and Technology ETF	$9,700	$0
BlackRock Future Health ETF	$9,700	$9,700
BlackRock Future Innovators ETF	$9,700	$9,700
BlackRock Future Tech ETF	$9,700	$9,700
BlackRock U.S. Theme ETF	$9,700	$7,760
BlackRock Large Cap Value ETF	$9,700	$0
BlackRock U.S. Carbon Transition Readiness ETF	$9,700	$9,700
BlackRock U.S. Equity Factor Rotation ETF	$9,700	$9,700
BlackRock World ex U.S. Carbon Transition Readiness ETF	$9,700	$9,700

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: September 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: September 26, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: September 26, 2023